Exhibit 10.1

VISTRA OPERATIONS COMPANY LLC

$400,000,000

4.875% Senior Secured Notes due 2024

$1,100,000,000

5.125% Senior Secured Notes due 2025

Purchase Agreement

May 10, 2022

Citigroup Global Markets Inc.

As Representative of the Initial Purchasers

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Vistra Operations Company LLC, a limited liability company organized under the laws of the State of Delaware (the “Company”) and wholly owned indirect subsidiary of Vistra Corp. (the “Parent”), proposes to issue and sell to the several parties named in Schedule I hereto (the “Initial Purchasers”), for whom you (the “Representative”) are acting as representative, $400,000,000 principal amount of 4.875% Senior Secured Notes due 2024 (the “2024 Notes”) and $1,100,000,000 principal amount of its 5.125% Senior Secured Notes due 2025 (the “2025 Notes,” and together with the 2025 Notes, the “Securities”). The Notes are to be issued under the indenture, dated as of June 11, 2019 (the “ Base Indenture”), as supplemented by the supplemental indenture, dated as of June 11, 2019 (the “First Supplemental Indenture”), the second supplemental indenture, dated as of August 30, 2019 (the “Second Supplemental Indenture”), the third supplemental indenture, dated as of October 25, 2019 (the “Third Supplemental Indenture”), the fourth supplemental indenture, dated as of November 15, 2019 (the “Fourth Supplemental Indenture”), the fifth supplemental indenture, dated as of January 31, 2020 (the “Fifth Supplemental Indenture”), the sixth supplemental indenture, dated as of March 26, 2020 (the “Sixth Supplemental Indenture”), the seventh supplemental indenture, dated as of October 7, 2020 (the “Seventh Supplemental Indenture”), the eighth supplemental indenture, dated as of January 8, 2021 (the “Eighth Supplemental Indenture”), the nine supplemental indenture, dated as of July 29, 2021 (the “Ninth Supplemental Indenture”), the tenth supplemental indenture, dated as of December 28, 2021 (the “Tenth Supplemental Indenture”) and an eleventh supplemental indenture to be dated as of the Closing Date (as defined below) (the “Eleventh Supplemental Indenture,” and, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the “Indenture”), by and among the Company, the Guarantors (as defined below) and Wilmington Trust, National Association, as trustee (the “Trustee”). The Securities will be fully and unconditionally guaranteed on a senior secured basis (the “Guarantees”) by certain of the Company’s current and future subsidiaries, including (i) its current and future wholly owned domestic subsidiaries and (ii) Vistra Preferred Inc. and its wholly owned domestic subsidiaries (collectively, the “Guarantors”) that, in each case, from time to time are guarantors under the Credit Agreement, dated October 3, 2016, among the Company, Vistra Intermediate Company LLC (“Vistra Intermediate”), the Guarantors, various lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as successor administrative agent and successor collateral agent (as amended, the “Credit Agreement”). The use of the neuter in this purchase agreement (this “Agreement”) shall include the feminine and masculine wherever appropriate.

The Securities and the Guarantees will be secured by a first-priority lien, subject to Permitted Liens (as defined below), on substantially all of the current and after-acquired assets, rights and properties of the Company and the Guarantors and a pledge of equity interests of the Company by Vistra Intermediate that secure borrowings under (a) the Credit Agreement, (b) certain first-lien hedging and cash management obligations of the Company, (c) the Company’s outstanding 3.55% Senior Secured Notes due 2024, (d) the Company’s outstanding 3.70% Senior Secured Notes due 2027, (e) the Company’s 4.30% Senior Secured Notes due 2029 and (f) the Credit Agreement, dated as of February 4, 2022, among the Company, Vistra Intermediate, Citibank, N.A., as administrative agent and as collateral agent and the other lenders party thereto (the indebtedness described in clauses (a) through (f) of this sentence, the “Existing Indebtedness”), subject to exceptions as described in the Collateral Trust Agreement (as defined below) and the Collateral Documents (as defined below) (the “Collateral”). The Collateral is described in (i) the Amended and Restated Pledge Agreement, dated as of October 3, 2016 (as amended and supplemented as of the date hereof, the “Pledge Agreement”), among the Company, Vistra Intermediate, the subsidiary pledgors party thereto or that become party thereto, Credit Suisse AG, Cayman Islands Branch, as successor collateral agent under the Credit Agreement, and Delaware Trust Company, as collateral trustee under the Collateral Trust Agreement (the “Collateral Trustee”), (ii) the Amended and Restated Security Agreement, dated as of October 3, 2016 (as amended and supplemented as of the date hereof, the “Security Agreement”), among the grantors party thereto, Credit Suisse AG, Cayman Islands Branch, as successor collateral agent under the Credit Agreement, and the Collateral Trustee, as collateral trustee under the Collateral Trust Agreement, and (iii) any Mortgage (as defined in the Credit Agreement) that has been executed and delivered by the Company or any Guarantor pursuant to the terms of the Credit Agreement. The “Collateral Documents” as used herein means the Pledge Agreement, the Security Agreement, any Mortgage and all other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements or other grants or transfers for security executed and delivered by the Company or any Guarantor from time to time to secure the Existing Indebtedness, the Securities and the Guarantees. The rights of holders of the Securities and the Guarantees with respect to the Collateral are further described in the Collateral Trust Agreement, dated as of October 3, 2016 (as amended and supplemented as of the date hereof, the “Collateral Trust Agreement”), among the Company, the other grantors party thereto, Railroad Commission of Texas as the first-out representative, Credit Suisse AG, Cayman Islands Branch as successor senior credit agreement representative, and the Collateral Trustee, as amended and supplemented by a Collateral Trust Joinder – Additional Debt (the “Joinder”), to be executed by the Trustee and acknowledged by the Collateral Trustee on the Closing Date, and an Additional Secured Debt Designation (the “Designation”), to be executed by the Company and acknowledged by the Collateral Trustee on the Closing Date.

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), in reliance upon exemptions from the registration requirements of the Securities Act.

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated May 10, 2022 (as amended or supplemented at the date thereof, including any and all exhibits thereto and any information incorporated by reference therein, the “Preliminary Memorandum”), and a final offering memorandum, dated May 10, 2022 (as amended or supplemented at the Execution Time (as defined below), including any and all exhibits thereto and any information incorporated by reference therein, the “Final Memorandum”). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Disclosure Package (as defined below), the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms “amend”, “amendment” or “supplement” with respect to the Disclosure Package, the Preliminary Memorandum and the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act (as defined below) subsequent to the Execution Time that is incorporated by reference therein.

As used in this Agreement, the “Disclosure Package” shall mean (i) the Preliminary Memorandum, as amended or supplemented at the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”), (ii) the final term sheet prepared pursuant to Section 5(b) hereto and in the form attached as Schedule II hereto and (iii) any writings in addition to the Preliminary Memorandum that the parties expressly agree in writing to treat as part of the Disclosure Package (“Issuer Written Information”).

The net proceeds from the offering of the Securities will be used, together with certain cash on hand of the Company, (i) to post collateral as may be required in connection with the Company’s comprehensive hedging strategy, (ii) for general corporate purposes, and (iii) to pay fees and expenses related to the offering.

1. Representations and Warranties. Each of the Company and each of the Guarantors, jointly and severally, represents and warrants to, and agrees with, each Initial Purchaser as set forth below in this Section 1.

(a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date, the Final Memorandum did not and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date will not) contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representative specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 8(b) hereof.

(b) As of the Execution Time, neither (i) (1) the Disclosure Package and (2) each electronic road show, when taken together as a whole with the Disclosure Package, nor (ii) any other General Solicitation (as defined below) by the Company, its Affiliates, or any person acting on its or their behalf, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Initial Purchaser through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 8(b) hereof. The term “Affiliates,” means affiliates, as such term is defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”), except that in reference to the Company, it excludes any person or entity that is an affiliate (as defined in Rule 501(b)) primarily or exclusively as a result of his, her or its ownership of capital stock of the Parent.

(c) None of the Company, its Affiliates, or any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, any security under circumstances that would require the registration of the Securities under the Securities Act.

(d) None of the Company, its Affiliates, or any person acting on its or their behalf has: (i) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) (each, a “General Solicitation”) in connection with any offer or sale of the Securities, other than any General Solicitation in respect of which the Representative has given its prior written consent; provided that the prior written consent of the Representative shall be deemed to have been given in respect of the General Solicitation included in Schedule III hereto or (ii) engaged in any directed selling efforts (within the meaning of Regulation S under the Securities Act (“Regulation S”)) with respect to the Securities; and each of the Company, its Affiliates and each person acting on its or their behalf has complied with the offering restrictions requirement of Regulation S.

(e) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

(f) The Parent is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

(g) No registration under the Securities Act of the Securities, and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for the offer and sale of the Securities to or by the Initial Purchasers in the manner contemplated herein, in the Disclosure Package and in the Final Memorandum.

(h) Neither the Company nor any of the Guarantors is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Memorandum, will be an “investment company” as defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

(i) Neither the Company nor any of the Guarantors (or any other person acting on its or their behalf) has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated in this Agreement).

(j) Neither the Company nor any of the Guarantors (or any other person acting on its or their behalf) has taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(k) Each of the Company and each Guarantor has been duly incorporated or formed, as applicable, and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is incorporated, chartered, organized or formed with full corporate or limited liability company, as applicable, power and authority necessary to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Final Memorandum, and is duly qualified to do business as a foreign corporation or limited liability company, as applicable, and is in good standing under the laws of each jurisdiction that requires such qualification.

(l) The Company has the authorized capitalization set forth in the Disclosure Package and the Final Memorandum.

(m) All the outstanding shares of capital stock or ownership interests of the Company and each of its subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and, except (i) as otherwise set forth in the Disclosure Package and the Final Memorandum and (ii) for Vistra Preferred Inc. and its subsidiaries, all outstanding shares of capital stock or ownership interests of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest, claim, lien or encumbrance, other than any encumbrances created by the Collateral Documents and other Permitted Liens.

(n) The statements in the Preliminary Memorandum and the Final Memorandum under the headings “Certain U.S. Federal Income Tax Considerations”, “Certain ERISA Considerations”, “Description of the Notes” and “Description of Other Indebtedness” fairly summarize the matters therein described.

(o) This Agreement has been duly authorized, executed and delivered by each of the Company and each Guarantor; each of the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture and the Tenth Supplemental Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a legal, valid, binding instrument enforceable against the Company and each Guarantor in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); the Eleventh Supplemental Indenture has been duly authorized by each of the Company and each Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by each of the Company and each Guarantor, will constitute a legal, valid, binding instrument enforceable against the Company and each Guarantor in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); and the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity).

(p) The Guarantees have been duly authorized, and, when the Securities have been executed and delivered by the Company in accordance with the provisions of the Indenture, will constitute the legal, valid and binding obligations of the Guarantors entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity).

(q) When the Securities are delivered and paid for, all filings, including any UCC-1 financing statements and similar documents executed or entered into prior to the date hereof (collectively, the “Security Documents”), and other actions necessary or desirable to perfect a first-priority security interest (subject to no liens except with respect to liens permitted under the Collateral Documents (“Permitted Liens”)) in the Collateral will, subject to Section 5(s) below, have been duly made or taken in each place in which such filing or action is required to create, protect, preserve and perfect the security interest created by the Collateral Documents and the Security Documents and will be in full force and effect, and, subject to Section 5(s) below, all taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Indenture, the Collateral Documents and the Security Documents and the issuance of the Securities will have been paid; and when the Securities are delivered and paid for, and all other such actions taken, the Collateral Trustee will have a valid and perfected first-priority security interest (subject to no liens except Permitted Liens) in the Collateral with respect to the Securities and Guarantees.

(r) Each of the Collateral Documents, the Collateral Trust Agreement, the Joinder, and the Designation has been duly authorized, by the Company, each Guarantor and Vistra Intermediate (to the extent such person is party thereto); each of the Collateral Documents and the Collateral Trust Agreement has been duly, executed and delivered by the Company, each Guarantor and Vistra Intermediate (to the extent such person is party thereto), and constitutes a valid and binding agreement of the Company, such Guarantor and Vistra Intermediate (to the extent such person is party thereto), enforceable against the Company, such Guarantor and Vistra Intermediate (to the extent such person is party thereto), in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); and on the Closing Date, each of the Joinder, and the Designation will have been duly executed and delivered by the Company, each Guarantor and Vistra Intermediate (to the extent such person is party thereto), and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and binding agreement of the Company, each Guarantor and Vistra Intermediate (to the extent such person is party thereto), enforceable against the Company, such Guarantor and Vistra Intermediate, as applicable, in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity).

(s) When the Securities are delivered and paid for pursuant to this Agreement on the Closing Date: (i) subject to Section 5(s) below, the Collateral Documents will continue to be effective to grant a legal, valid and enforceable security interest in all of the grantors’ right, title and interest in the Collateral (except as such enforcement may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect); and (ii) upon due and timely filing and/or recording of any amendment of or supplement to the Security Documents with respect to the Collateral described in the Collateral Documents, the security interests granted under the Collateral Documents will constitute valid, perfected first-priority liens, subject to Permitted Liens, and security interests in the Collateral, to the extent such security interests can be perfected by the filing and/or recording, as applicable, of the Security Documents for the benefit of the Trustee and the holders of the Securities and the Guarantees, and such security interests will be enforceable in accordance with the terms contained therein (except as such enforcement may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect) against all creditors of any grantor subject to Permitted Liens. The Company, the Guarantors and Vistra Intermediate collectively own, have rights in or have the power and authority to assign rights in the Collateral, free and clear of any liens other than Permitted Liens.

(t) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated in this Agreement, the Indenture, the Collateral Documents, the Collateral Trust Agreement, the Joinder, or the Designation, except such as may be required under the blue sky laws of any jurisdiction in which the Securities are offered and sold or as may be necessary to perfect security interests.

(u) None of the execution and delivery of this Agreement, the Eleventh Supplemental Indenture, or the Designation, the issuance and sale of the Securities and the Guarantees, the performance by the Company, any Guarantor or Vistra Intermediate, as applicable, of their respective obligations under this Agreement, the Collateral Trust Agreement, the Collateral Documents, or the Designation or the consummation of any other of the transactions herein or therein contemplated, or the fulfillment of the terms hereof or thereof conflicted or will conflict with, as applicable, resulted or will result, as applicable, in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of Vistra Intermediate, the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws or comparable constituting documents of Vistra Intermediate, the Company or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Vistra Intermediate, the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Vistra Intermediate, the Company or any of its subsidiaries or any of its or their properties, which conflict, breach, violation or imposition would, in the case of clauses (ii) and (iii) above, either individually or in the aggregate with all other conflicts, breaches, violations and impositions referred to in this paragraph (r) (if any), have (x) a Material Adverse Effect (as defined below) or (y) a material adverse effect upon the transactions contemplated herein.

(v) The consolidated historical financial statements and schedules of the Parent and its consolidated subsidiaries included or incorporated by reference in the Disclosure Package and the Final Memorandum present fairly the financial condition, results of operations and cash flows of the Parent, as applicable, as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of Regulation S-X (as defined below) and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption “Summary Historical Consolidated Financial Information” in the Preliminary Memorandum and the Final Memorandum fairly present, on the basis stated in the Preliminary Memorandum and the Final Memorandum, the information included or incorporated by reference therein and no other financial statements would be required to be set forth in a registration statement or prospectus under the Securities Act.

(w) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance by the Company, any of the Guarantors or Vistra Intermediate, as applicable, of this Agreement, the Indenture, the Collateral Trust Agreement, the Collateral Documents, or the Designation or the consummation of any of the transactions contemplated hereby or thereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (clauses (i) and (ii), a “Material Adverse Effect”), except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(x) (i) Each of the Company and its subsidiaries has good and marketable title to all the properties (real and personal) described in the Disclosure Package and the Final Memorandum as being owned by any of them, in each case, free and clear of any liens, equities, claims and other defects (except as may exist under applicable law and as may be imposed by the Company’s credit facilities described in the Disclosure Package and the Final Memorandum, those securing the obligation under the Securities and Guarantees, Permitted Liens or as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries); and (ii) all the property described in the Disclosure Package and the Final Memorandum as being held under lease by the Company or its subsidiaries is held thereby under valid, subsisting and enforceable leases, except, in the case of clause (i) or (ii), as would not, individually or in the aggregate, have a Material Adverse Effect.

(y) Neither the Company nor any of its subsidiaries is in violation or default of (i) any provision of its charter or bylaws or comparable constituting documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, have a Material Adverse Effect.

(z) Deloitte & Touche LLP, which has certified certain financial statements of the Parent and its consolidated subsidiaries, and which has delivered its report with respect to the applicable audited consolidated financial statements and schedules included or incorporated by reference in the Disclosure Package and the Final Memorandum, are independent public accountants with respect to the Parent in accordance with local accounting rules and within the meaning of the Securities Act.

(aa) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities.

(bb) The Company and each of its subsidiaries has filed all applicable tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(cc) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect and except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(dd) Except pursuant to applicable law or the Credit Agreement, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated in the Disclosure Package or the Final Memorandum (in each case, exclusive of any amendment or supplement thereto).

(ee) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance in all material respects with the terms of such policies and instruments; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(ff) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(gg) The Parent has established and maintains a system of internal control over financial reporting (to the extent required by and as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act applicable to the Parent and has been designed by the Parent’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles as applied in the United States; the Parent’s internal control over financial reporting is effective; and the Parent is not aware of any material weaknesses in its internal control over financial reporting.

(hh) The Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Parent and its subsidiaries is made known to the Parent’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(ii) The Company and its subsidiaries (i) are in compliance with any and all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received written notice of any actual or potential liability under any Environmental Law, except with respect to (i) through (iii) above where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto). Except as would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in the Disclosure Package and the Final Memorandum, neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(jj) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any environmental permit, license or approval, any related constraints on operating activities and any potential environmental liabilities to third parties); on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(kk) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) that has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) that provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

(ll) The subsidiaries listed on Annex A attached hereto are the only “significant subsidiaries” of the Company (as defined in Rule 1-02 of Regulation S-X under the Securities Act (“Regulation S-X”)).

(mm) The Company will not take, directly or indirectly, any action or omit to take any action (such as issuing any press release relating to the Securities without an appropriate legend) that would result in the loss by the Initial Purchasers of the ability to rely on the stabilization safe harbor provided by (i) article 5 of the Market Abuse Regulation (EU) No 596/2014 and Commission Delegated Regulation (EU) 2016/1052; (ii) article 5 of Regulation (EU) No 596/2014 and Commission Delegated Regulation (EU) 2016/1052 as they form part of the domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”); or (iii) the United Kingdom the UK Financial Conduct Authority under section 137Q of the Financial Services and Markets Act 2000.

(nn) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and applicable money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(oo) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, a member state of the European Union, the United Kingdom (including sanctions administered or enforced by Her Majesty’s Treasury) or other relevant sanctions authority (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”), (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, “Sanctioned Countries” and each, a

“Sanctioned Country”) or (iii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity in any manner that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise). (pp) Neither the Company nor any of its subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the three years preceding the date hereof, nor does the Company or any of its subsidiaries have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country.

(qq) There is and has been no failure on the part of the Parent or any of the Parent’s directors or officers, in their respective capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(rr) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that could result in a violation or a sanction for violation by any such person or entity of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar applicable law of any other relevant jurisdiction, or the applicable rules or regulations thereunder; and the Company and its subsidiaries have instituted and maintain policies and procedures to ensure compliance therewith. No part of the proceeds of the offering will be used, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar applicable law of any other relevant jurisdiction, or the applicable rules or regulations thereunder.

(ss) Except as disclosed in the Preliminary Memorandum and the Final Memorandum, the Company (i) does not have any material lending or other relationship with any Initial Purchaser or Affiliate of any Initial Purchaser and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any Affiliate of any Initial Purchaser.

Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Initial Purchasers as required by this Agreement or the Indenture in connection with the offering of the Securities contemplated hereby shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price equal to the sum of (a) 99.150% of the principal amount of the 2024 Notes set forth opposite such Initial Purchaser’s name in Schedule I hereto, plus accrued interest on such 2024 Notes from May 13, 2022 to, but excluding, the Closing Date and (b) 98.958% of the principal amount of the 2025 Notes set forth opposite such Initial Purchaser’s name in Schedule I hereto, plus accrued interest on such 2025 Notes from May 13, 2022 to, but excluding, the Closing Date.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 9:30 A.M., New York City time, on May 13, 2022, or at such time on such later date not more than ten Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). As used herein, “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York. Delivery of the Securities shall be made to the Representative for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

4. Offering by Initial Purchasers. (a) Each Initial Purchaser acknowledges that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(b) Solely in connection with the offering of the Securities, each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

(i) it has not offered or sold, and will not offer or sell, any Securities within the United States or to, or for the account or benefit of, U.S. persons (x) as part of their distribution at any time or (y) otherwise until 40 days after the later of the commencement of the offering and the date of the closing of the offering except:

(A)	in the case of sales to those it reasonably believes to be “qualified institutional buyers” as permitted by Rule 144A under the Securities Act; or

(B)	in accordance with Rule 903 of Regulation S;

(ii) neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of General Solicitation, other than any General Solicitation included in Schedule III hereto;

(iii) in connection with each sale pursuant to Section 4(b)(i)(A), it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale may be made in reliance on Rule 144A;

(iv) neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities;

(v) it is an “accredited investor” (as defined in Rule 501(a) of Regulation D);

(vi) it has complied and will comply with the offering restrictions requirement of Regulation S;

(vii) at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(b)(i)(A) of this Agreement), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period (within the meaning of Regulation S) a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Additional restrictions on the offer and sale of the Securities are described in the offering memorandum for the Securities. Terms used in this paragraph have the meanings given to them by Regulation S.”;

(viii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities, in circumstances in which Section 21(1) of the FSMA does not apply to the Company;

(ix) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom;

(x) it acknowledges that additional restrictions on the offer and sale of the Securities are described in the Disclosure Package and the Final Memorandum; and

(xi) in relation to each Member State of the European Economic Area, it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available, any Securities to any retail investor in the European Economic Area. For the purposes of this provision the expression “retail investor” means a person who is one (or more) of the following:

(A)	a retail client as defined in point (11) of Article 4(1) of Directive 2014/5/EU (as amended, “MiFID II”); or

(B)	a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or

(C)	not a qualified investor as defined in Regulation (EU) 2017/1129; and

the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase or subscribe for the Securities.

(xii) in relation to the United Kingdom, it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available, any Securities to any retail investor in the United Kingdom. For the purposes of this provision the expression “retail investor” means a person who is one (or more) of the following:

(A)	a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; or

(B)

a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or

(C)	not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA; and

the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Securities.

5. Agreements. The Company and each of the Guarantors, jointly and severally, agree with each Initial Purchaser that:

(a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in Section 5(c) below, as many copies of the materials contained in the Disclosure Package and the Final Memorandum and any amendments and supplements thereto as the Initial Purchasers may reasonably request.

(b) The Company will prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, in the form approved by you and attached as Schedule II hereto.

(c) The Company will not amend or supplement the Disclosure Package or the Final Memorandum other than by the Parent filing documents under the Exchange Act that are incorporated by reference therein without the prior written consent of the Representative (such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that prior to the completion of the distribution of the Securities by the Initial Purchasers (as defined by the opinion of counsel (including internal counsel) to the Initial Purchasers), the Company shall ensure that no document be filed under the Exchange Act that is incorporated by reference in the Disclosure Package or the Final Memorandum unless, prior to such proposed filing, the Company has provided the Representative with a copy of such document for their review and the Representative has not reasonably objected to the filing of such document. The Company will promptly advise the Representative when any document filed under the Exchange Act that is incorporated by reference in the Disclosure Package of the Final Memorandum shall have been filed with the Securities and Exchange Commission (the “Commission”).

(d) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers, any event occurs as a result of which the Disclosure Package or the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made or the circumstances then prevailing, not misleading, or if it should be necessary to amend or supplement the Disclosure Package or the Final Memorandum to comply with applicable law, the Company will promptly (i) notify the Representative of any such event; (ii) subject to the requirements of Section 5(c), prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any supplemented or amended Disclosure Package or Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

(e) Without the prior written consent of the Representative, the Company has not given and will not give to any prospective purchaser of the Securities any written information concerning the offering of the Securities other than materials contained in the Disclosure Package, the Final Memorandum or any other offering materials prepared by or with the prior written consent of the Representative.

(f) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Representative may designate (including certain provinces of Canada) and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to (i) qualify to do business in any jurisdiction where it is not now so qualified, (ii) subject itself to taxation in any jurisdiction where it is not presently so subject or (iii) take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representative of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(g) The Company will not, and will not permit any of its Affiliates to, resell any Securities that have been acquired by any of them and that constitute “restricted securities” under Rule 144 under the Securities Act.

(h) None of the Company, its Affiliates, or any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, would require the registration of the Securities under the Securities Act.

(i) None of the Company, its Affiliates, or any person acting on its or their behalf will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and each of them will comply with the offering restrictions requirement of Regulation S.

(j) None of the Company, its Affiliates, or any person acting on its or their behalf will engage in any General Solicitation with respect to the offer or sale of the Securities, other than any General Solicitation in respect of which the Representative has given its prior written consent; provided that the prior written consent of the Representative shall be deemed to have been given in respect of the General Solicitation included in Schedule III hereto.

(k) For so long as any of the Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, will provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

(l) The Company will cooperate with the Representative and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(m) The Company will use the net proceeds received from the sale of the Securities pursuant to this Agreement in the manner specified in the Disclosure Package and the Final Memorandum.

(n) Each of the Securities will bear, to the extent applicable, the legend contained in “Notice to Investors” in the Preliminary Memorandum and the Final Offering Memorandum for the time period and upon the other terms stated therein.

(o) The Company will not for a period of 30 days following the Execution Time, without the prior written consent of the Representative, offer, sell, contract to sell, pledge, otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Affiliate of the Company or any person in privity with the Company or any Affiliate of the Company, directly or indirectly, or announce the offering, of any debt securities issued or guaranteed by the Company (other than the Securities).

(p) The Company will not take, directly or indirectly, any action designed to, or that has constituted or that might reasonably be expected to, cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(q) The Company will furnish to the Representative at any time when any Securities remain outstanding, copies of all materials required to be delivered under the Indenture to holders of such Securities, except to the extent such materials are filed by the Company with the Commission and are publicly available.

(r) The Company shall ensure that the Parent complies with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Parent’s directors and officers, in their respective capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(s) The Company and the Guarantors (i) shall complete, and shall cause Vistra Intermediate to complete, on or prior to the Closing Date all filings and other similar actions required in connection with the perfection of the security interests in the Collateral as and to the extent contemplated by the Indenture and the Collateral Documents to the extent not already completed, and (ii) shall take all actions, and shall cause Vistra Intermediate to take all actions, necessary to maintain such security interest and to perfect security interests in any Collateral acquired after the Closing Date, in each case as and to the extent contemplated by the Indenture and the Collateral Documents and any timeframes or limitations set forth in the Credit Agreement.

The Company and each of the Guarantors, jointly and severally, agree to pay the costs and expenses relating to the following matters: (i) the preparation of the Eleventh Supplemental Indenture and the issuance of the Securities and the Guarantees and the fees of the Trustee; (ii) the preparation, printing or reproduction of the materials contained in the Disclosure Package and the Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the materials contained in the Disclosure Package and the Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities and the Guarantees; (iv) the preparation, printing, authentication, issuance and delivery of the Securities; (v) any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (vi) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities and the Guarantees; (vii) any registration or qualification of the Securities and the Guarantees for offer and sale under the securities or blue sky laws of the several states, the provinces of Canada and any other jurisdictions specified pursuant to Section 5(e) (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (viii) the fees and expenses incurred with respect to creating, documenting and perfecting the security interests in the Collateral as contemplated by the Collateral Trust Agreement and the Collateral Documents (including the related reasonable and documented fees and expenses of one counsel to the Initial Purchasers, taken as a whole, prior to the Closing Date); (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (x) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (xi) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties of the Company and the Guarantors contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Guarantors made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their respective obligations hereunder and to the following additional conditions:

(a) The Company shall have requested and caused (i) Sidley Austin LLP, counsel for the Company, to furnish to the Representative its opinion and negative assurance letter, each dated the Closing Date and addressed to the Representative, substantially in the form of Exhibit A-1 hereto and (ii) Vinson & Elkins LLP, tax counsel for the Company, to furnish to the Representative its opinion, dated as of the Closing Date and addressed to the Representative, substantially in the form of Exhibit A-2 hereto.

(b) The Company shall have requested and caused the general counsel of the Company to furnish the Representative an opinion, dated the Closing Date and addressed to the Representative, substantially in the form of Exhibit B hereto.

(c) The Representative shall have received from Sullivan & Cromwell LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Indenture, the Disclosure Package, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d) The Company shall have furnished to the Representative a certificate of the Company, signed by (x) the chief executive officer of the Company and (y) the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Disclosure Package and the Final Memorandum and any supplements or amendments thereto and this Agreement and that:

(i) the representations and warranties of the Company and the Guarantors in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and the Guarantors have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

(ii) since the date of the most recent financial statements included in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(e) At the Execution Time and at the Closing Date, (i) the Company shall have requested and caused Deloitte & Touche LLP to furnish to the Representative customary comfort letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representative and confirming that they are independent accountants within the meaning of the Exchange Act and the applicable published rules and regulations thereunder and (ii) the Company shall have furnished to the Representative a certificate of its chief financial officer, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative and providing “management comfort” with respect to certain financial information contained in the Disclosure Package and the Final Memorandum.

(f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Disclosure Package (exclusive of any amendment or supplement thereto) and the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(g) The Securities shall be eligible for clearance and settlement through The Depository Trust Company.

(h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s or the Parent’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 3(a)(62) under the Exchange Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(i) The Representative shall have received the results of a recent UCC lien search with the Secretary of State of each of the jurisdictions of organization for the Company, the Guarantors and Vistra Intermediate, and such search shall reveal no liens on any of the assets of the Company, the Guarantors and Vistra Intermediate or their respective subsidiaries except for Permitted Liens.

(j) Except as otherwise contemplated by the Collateral Documents or this Agreement, each Security Document required by the Collateral Documents, or under law or reasonably requested by the Initial Purchasers, in each case, to be filed, registered or recorded, or delivered for filing on or prior to the Closing Date, in order to create in favor of the Collateral Trustee, for the benefit of the holders of the Securities, a perfected first-priority lien and security interests in the Collateral with respect to the Securities and Guarantees that can be perfected by the making of such filings, registrations or recordations, prior and superior to the right of any other person (other than Permitted Liens), shall be executed and in proper form for filing, registration or recordation.

(k) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at 1888 Century Park East, Suite 2100, Los Angeles, California 90067, on the Closing Date.

7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally through the Representative on demand for all reasonable and documented expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, Affiliates and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum, any Issuer Written Information, any General Solicitation, any document listed on Schedule IV hereto or any other written information used by or on behalf of the Company or the Guarantors in connection with the offer or sale of the Securities, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum, the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company or the Guarantors may otherwise have.

(b) Each Initial Purchaser severally, and not jointly, agrees to indemnify and hold harmless the Company, each Guarantor, their respective directors and officers, and each person who controls the Company or the Guarantors within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser through the Representative specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability that any Initial Purchaser may otherwise have. The Company and the Guarantors acknowledge that (i) the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and (ii) under the heading “Plan of Distribution”, the eighth and ninth paragraphs related to covering and stabilizing transactions in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum or in any amendment or supplement thereto.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon the advice of counsel that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent: (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Guarantors, jointly and severally, and the Initial Purchasers severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Company and the Guarantors and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and by the Initial Purchasers on the other from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Guarantors, jointly and severally, and the Initial Purchasers severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Guarantors on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), in no event shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the total purchase discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company and the Guarantors within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names on Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers on Schedule I hereto) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading of the common stock, par value $0.01 per share, of the Parent shall have been suspended on the New York Stock Exchange or any other United States national securities exchange; (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange; (iii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities; (iv) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services; or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, in each case, the effect of which on financial markets is such as to make it, in the sole judgment of the Representative impractical or inadvisable to proceed with the offering, sale or delivery of the Securities as contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Guarantors or their officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of the indemnified persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt. Notices to the Initial Purchasers shall be given to the Representative c/o Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 (fax: 646-291-1469)], Attention: General Counsel. Notices to the Company, will be mailed, delivered or telefaxed to 972-556-6119 and confirmed to it at 6555 Sierra Drive, Irving, Texas 75039, attention of the Legal Department.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified persons referred to in Section 8 hereof and their respective successors, and, except as expressly set forth in Section 5(k) hereof, no other person will have any right or obligation hereunder.

14. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the Initial Purchasers, or any of them, with respect to the subject matter hereof.

15. Applicable Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16. Waiver of Jury Trial. The Company and the Guarantors each irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17. No Fiduciary Duty. The Company and the Guarantors hereby acknowledge that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchasers and any Affiliate through which it may be acting, on the other, (b) the Initial Purchasers are acting as principal and not as an agent or fiduciary of the Company or the Guarantors and (c) the Company’s and the Guarantors’ engagement of the Initial Purchasers in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company and the Guarantors agree that they are solely responsible for making their own judgments in connection with the offering (irrespective of whether any of the Initial Purchasers has advised or is currently advising the Company or the Guarantors on related or other matters). The Company and the Guarantors agree that they will not claim that the Initial Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company or the Guarantors, in connection with such transaction or the process leading thereto.

18. Waiver of Tax Confidentiality. Notwithstanding anything herein to the contrary, purchasers of the Securities (and each employee, representative or other agent of a purchaser) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of any transaction contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to the purchasers of the Securities relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

19. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

21. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) For the purpose of this Section 21,

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company, the Guarantors and the several Initial Purchasers.

Very truly yours,

Vistra Operations Company LLC, as Issuer

By:	/s/ Kristopher E. Moldovan
Name: Kristopher E. Moldovan
Title: Senior Vice President and Treasurer

Ambit California, LLC
Ambit Energy Holdings, LLC
Ambit Holdings, LLC
Ambit Illinois, LLC
Ambit Marketing, LLC
Ambit Midwest, LLC
Ambit New York, LLC
Ambit Northeast, LLC
Ambit Texas, LLC
Angus Solar, LLC
Bellingham Power Generation LLC
Big Brown Power Company LLC
Big Sky Gas, LLC
Big Sky Gas Holdings, LLC
Blackstone Power Generation LLC
Bluenet Holdings, LLC
Brightside Solar, LLC
Calumet Energy Team, LLC
Casco Bay Energy Company, LLC
Cincinnati Bell Energy LLC
Coffeen and Western Railroad Company
Coleto Creek Power, LLC
Coleto Creek Energy Storage LLC
Comanche Peak Power Company LLC
Core Solar SPV I, LLC
Crius Energy, LLC
Crius Energy Corporation
Crius Solar Fulfillment, LLC
Dallas Power & Light Company, Inc.
Dicks Creek Power Company LLC
Dynegy Coal Holdco, LLC
Dynegy Coal Trading & Transportation, L.L.C.
Dynegy Conesville, LLC
Dynegy Energy Services (East), LLC
Dynegy Energy Services, LLC
Dynegy Killen, LLC

(Signature Page to Purchase Agreement)

Dynegy Marketing and Trade, LLC
Dynegy Midwest Generation, LLC
Dynegy Operating Company
Dynegy Power Marketing, LLC
Dynegy Resources Generating Holdco, LLC
Dynegy South Bay, LLC
Dynegy Stuart, LLC
Emerald Grove Solar, LLC
Energy Rewards, LLC
Ennis Power Company, LLC
EquiPower Resources Corp.
Everyday Energy NJ, LLC
Everyday Energy, LLC
Fayette Power Company LLC
Forest Grove Solar LLC
Generation SVC Company
Hallmark Solar, LLC
Hanging Rock Power Company LLC
Hays Energy, LLC
Hopewell Power Generation, LLC
Illinois Power Generating Company
Illinois Power Marketing Company
Illinois Power Resources Generating, LLC
Illinois Power Resources, LLC
Illinova Corporation
IPH, LLC
Kincaid Generation, L.L.C.
Kendall Power Company LLC
La Frontera Holdings, LLC
Lake Road Generating Company, LLC
Liberty Electric Power, LLC
Lone Star Energy Company, Inc.
Lone Star Pipeline Company, Inc.
Luminant Administrative Services Company
Luminant Coal Generation LLC
Luminant Commercial Asset Management LLC
Luminant Energy Company LLC
Luminant Energy Trading California Company
Luminant ET Services Company LLC
Luminant Gas Imports LLC
Luminant Generation Company LLC
Luminant Mining Company LLC
Luminant Power Generation Inc.
Luminant Power LLC
Masspower, LLC
Miami Fort Power Company LLC

(Signature Page to Purchase Agreement)

Midlothian Energy, LLC
Milford Power Company, LLC
Morro Bay Energy Storage 1, LLC
Morro Bay Energy Storage 2, LLC
Morro Bay Power Company LLC
Moss Landing Energy Storage 1, LLC
Moss Landing Energy Storage 2, LLC
Moss Landing Energy Storage 3, LLC
Moss Landing Energy Storage 4, LLC
Moss Landing Power Company LLC
NCA Resources Development Company LLC
NEPCO Services Company
Northeastern Power Company
Oak Grove Management Company LLC
Oak Hill Solar LLC
Oakland Energy Storage 1, LLC
Oakland Energy Storage 2, LLC
Oakland Energy Storage 3, LLC
Oakland Power Company LLC
Ontelaunee Power Operating Company, LLC
Pleasants Energy, LLC
Public Power & Utility Of Maryland, LLC
Public Power & Utility Of NY, Inc.
Public Power, LLC (a Connecticut limited
liability company)
Public Power, LLC (a Pennsylvania limited
liability company)
Regional Energy Holdings, Inc.
Richland-Stryker Generation LLC
Sandow Power Company LLC
Sayreville Power GP Inc.
Sayreville Power Holdings LLC
Sayreville Power Generation LP
Sithe Energies, Inc.
Sithe/Independence LLC
Southwestern Electric Service Company, Inc.
Texas Electric Service Company, Inc.
Texas Energy Industries Company, Inc.
Texas Power & Light Company, Inc.
Texas Utilities Company, Inc.
Texas Utilities Electric Company, Inc.
Trieagle 1, LLC
Trieagle 2, LLC
Trieagle Energy LP
Trinidad Power Storage LLC
TXU Electric Company, Inc.

(Signature Page to Purchase Agreement)

TXU Energy Retail Company LLC

TXU Retail Services Company

Upton County Solar 2, LLC

Value Based Brands LLC

Viridian Energy, LLC

Viridian Energy PA LLC

Viridian Energy NY, LLC

Viridian International Management LLC

Viridian Network, LLC

Vistra Asset Company LLC

Vistra Corporate Services Company

Vistra EP Properties Company

Vistra Finance Corp.

Vistra Insurance Solutions LLC

Vistra Preferred Inc.

Vistra Zero LLC

Volt Asset Company, Inc.

Washington Power Generation LLC

Wise County Power Company, LLC

Wise-Fuels Pipeline, Inc.

Zimmer Power Company LLC, as Guarantors

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

(Signature Page to Purchase Agreement)

The foregoing Agreement is hereby confirmed and accepted as of the date first above written. CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Brian D. Bednarski
Name: Brian D. Bednarski
Title: Managing Director

For itself and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

(Signature Page to Purchase Agreement)

SCHEDULE I

Initial Purchasers	Principal Amount of 2024 Notes to be Purchased	Principal Amount of 2025 Notes to be Purchased
Citigroup Global Markets Inc.	$48,000,000	$132,000,000
Goldman Sachs & Co. LLC	$48,000,000	$132,000,000
Barclays Capital Inc.	$42,000,000	$115,500,00
BMO Capital Markets Corp.	$42,000,000	$115,500,00
Mizuho Securities USA LLC	$42,000,000	$115,500,00
Morgan Stanley & Co. LLC	$42,000,000	$115,500,00
BNP Paribas Securities Corp.	$16,000,000	$44,000,000
Credit Agricole Securities (USA) Inc.	$16,000,000	$44,000,000
Credit Suisse Securities (USA) LLC	$16,000,000	$44,000,000
J.P. Morgan Securities LLC	$16,000,000	$44,000,000
MUFG Securities Americas Inc.	$16,000,000	$44,000,000
Natixis Securities Americas LLC	$16,000,000	$44,000,000
RBC Capital Markets	$16,000,000	$44,000,000
Truist Securities, Inc.	$16,000,000	$44,000,000
AmeriVet Securities, Inc.	$4,000,000	$11,000,000
C.L. King & Associates, Inc.	$4,000,000	$11,000,000
Total	$400,000,000	$1,100,000,000

SCHEDULE II

Vistra Operations Company LLC

$400,000,000

4.875% Senior Secured Notes due 2024

$1,100,000,000

5.125% Senior Secured Notes due 2025

The information in this term sheet supplements the Issuer’s preliminary offering memorandum dated May 10, 2022 (the “Preliminary Memorandum”) and supersedes the information in the Preliminary Memorandum to the extent inconsistent with the information in the Preliminary Memorandum. This term sheet is qualified in its entirety by reference to the Preliminary Memorandum. Capitalized terms used but not defined in this Pricing Term Sheet shall have the meanings assigned thereto in the Preliminary Memorandum.

Issuer:	Vistra Operations Company LLC

Notes Offered:	4.875% Senior Secured Notes due 2024 (the “2024 Notes”) and 5.125% Senior Secured Notes due 2025 (the “2025 Notes”, and together with the 2024 Notes, the “Notes”)

Maturity Date:	2024 Notes: May 13, 2024

2025 Notes: May 13, 2025

Principal Amount:	2024 Notes: $400,000,000 2025 Notes: $1,100,000,000

Gross Proceeds:	2024 Notes: $400,000,000 2025 Notes: $1,097,888,000

Offering Format:	144A/Reg S for life

Expected Ratings*:	Baa3 / BBB- / BBB- (Moody’s / S&P / Fitch)

Interest Rate:	2024 Notes: 4.875%

2025 Notes: 5.125%

Price to Public:	2024 Notes: 100.000% of the principal amount 2025 Notes: 99.808% of the principal amount

Yield to Maturity:	2024 Notes: 4.875%

2025 Notes: 5.195%

Benchmark Treasury:	2024 Notes: United States Treasury 2.500% due April 30, 2024

2025 Notes: United States Treasury 2.625% due April 15, 2025

Benchmark Treasury Price and Yield:	2024 Notes: 99-24 3/8 / 2.625%

2025 Notes: 99-14+ / 2.820%

Spread to Benchmark Treasury:	2024 Notes: T + 225 bps 2025 Notes: T + 237.5 bps

Security:	Secured on a first-priority basis by liens on substantially all of the current and after-acquired assets, rights and properties of the Issuer and the Subsidiary Guarantors and a pledge of equity interests of the Issuer by Vistra Intermediate, subject to permitted liens and certain exceptions.

Interest Payment Dates:	Semi-annually in arrears on May 13 and November 13 of each year, with respect to the 2024 Notes, and on May 13 and November 13 of each year, with respect to the 2025 Notes

First Interest Payment Date:	2024 Notes: November 13, 2022

2025 Notes: November 13, 2022

Record Dates:	2024 Notes: April 28 and October 29

2025 Notes: April 28 and October 29

Change of Control Triggering Event:	Investor put at 101%

Optional Redemption:	At any time prior to May 13, 2023, with respect to the 2024 Notes, or at any time prior to May 13, 2025, with respect to the 2025 Notes, in each case, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed and the applicable “make-whole” premium together with accrued and unpaid interest to, but excluding, the date of such redemption; and at any time on or after May 13, 2023, with respect to the 2024 Notes, at a redemption price equal to 100% of the principal amount of 2024 Notes to be redeemed together with accrued and unpaid interest to, but excluding, the date of such redemption.

Make-Whole:	2024 Notes: T + 35 bps

Schedule II-2

2025 Notes: T + 40 bps

Joint Bookrunners:	Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Natixis Securities Americas LLC, RBC Capital Markets, LLC and Truist Securities, Inc.

Co-Managers:	AmeriVet Securities, Inc. and C.L. King & Associates, Inc.

Trade Date:	May 10, 2022

Settlement Date:	May 13, 2022

2024 Note CUSIPs:	92840V AK8 (Rule 144A)
U9226V AJ6 (Regulation S)

2024 Note ISINs:	US92840VAK89 (Rule 144A)
USU9226VAJ62 (Regulation S)

2025 Note CUSIPs:	92840V AL6 (Rule 144A)
U9226V AK3 (Regulation S)

2025 Note ISINs:	US92840VAL62 (Rule 144A)
USU9226VAK36 (Regulation S)

This communication is confidential and is intended for the sole use of the person to whom it is provided by the sender. This information does not purport to be a complete description of the Notes or the offering. Please refer to the Preliminary Memorandum for a complete description.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any Notes in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

These Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder and may only be sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to persons outside the United States in compliance with Regulation S under the Securities Act.

*	A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Schedule II-3

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Schedule II-4

SCHEDULE III

Schedule of Written General Solicitation Materials

None.

SCHEDULE IV

1.	May 2022 Investor Presentation of Vistra Corp.

2.	NetRoadshow Presentation regarding the offering of the Securities

ANNEX A

Significant Subsidiaries

1	Ambit Energy Holdings, LLC

2	Ambit Holdings, LLC

3	Ambit Northeast, LLC

4	Ambit Texas, LLC

5	Coleto Creek Power, LLC

6	Comanche Peak Power Company LLC

7	Crius Energy Corporation

8	Crius Energy, LLC

9	Dynegy Coal Holdco, LLC

10	Dynegy Energy Services (East), LLC

11	Dynegy Energy Services, LLC

12	Dynegy Marketing and Trade, LLC

13	Dynegy Midwest Generation, LLC

14	Dynegy Resources Generating Holdco, LLC

15	EquiPower Resources Corp.

16	Hanging Rock Power Company LLC

17	Illinois Power Marketing Company

18	Illinois Power Resources, LLC

19	IPH, LLC

20	Kendall Power Company LLC

21	Kincaid Generation, L.L.C.

22	La Frontera Holdings, LLC

23	Luminant Coal Generation LLC

24	Luminant Commercial Asset Management LLC

25	Luminant Energy Company LLC

26	Luminant Generation Company LLC

27	Luminant Power LLC

28	Miami Fort Power Company LLC

29	Midlothian Energy, LLC

30	Oak Grove Management Company LLC

31	TriEagle 2, LLC

32	TriEagle Energy LP

33	TXU Energy Retail Company LLC

34	Vistra Asset Company LLC

35	Vistra Intermediate Company LLC

36	Vistra Operations Company LLC

37	Vistra Preferred Inc.

38	Volt Asset Company, Inc.

39	Zimmer Power Company LLC

Annex A-2

EXHIBIT A-1

OPINION AND DISCLOSURE LETTER OF

SIDLEY AUSTIN LLP

May [13], 2022

Citigroup Global Markets Inc.

As Representative of the Initial Purchasers 388 Greenwich Street

New York, New York 10013

As Representative of the several Initial Purchasers

Re:	Vistra Operations Company LLC and the subsidiary guarantors of its [•]% Senior Secured Notes due 2024 and [•]% Senior Secured Notes due 2025

Ladies	and Gentlemen:

We have acted as special counsel to Vistra Operations Company LLC, a Delaware limited liability company (the “Company”), in connection with (i) the Purchase Agreement, dated as of May [10], 2022 (the “Purchase Agreement”), among the Company, the direct and indirect subsidiaries of the Company listed on Schedule I hereto (the “Guarantors”) and Citigroup Global Markets Inc., as representative of the initial purchasers named on Schedule I to the Purchase Agreement (the “Initial Purchasers”), and (ii) the sale by the Company, and the purchase by the Initial Purchasers, severally, of $[•] aggregate principal amount of the Company’s [•]% Senior Secured Notes due 2024 (the “2024 Notes”) and $[•] aggregate principal amount of the Company’s [•]% Senior Secured Notes due 2025 (the “2025 Notes” and, together with the 2024 Notes, the “Notes”) pursuant to the Purchase Agreement. The Guarantors will provide a guarantee of the Notes (the “Guarantees” and, together with the Notes, the “Securities”) as set forth in the Indenture (as defined below). The Notes are to be issued under the Indenture dated as of June 11, 2019 (the “Base Indenture”) between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of June 11, 2019 (the “First Supplemental Indenture”), the Second Supplemental Indenture dated as of August 30, 2019 (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of October 25, 2019 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of November 15, 2019 (the “ Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of January 31, 2020 (the “ Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of March 26, 2020 (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture, dated as of October 7, 2020 (the “Seventh Supplemental Indenture”), the Eighth Supplemental Indenture, dated as of January 8, 2021 (the “Eighth Supplemental Indenture”), the Ninth Supplemental Indenture, dated as of July 29, 2021 (the “Ninth Supplemental Indenture”) and the Tenth Supplemental Indenture, dated as of December 28, 2021 (the “Tenth Supplemental Indenture”), each among the Company, the Guarantors and the Trustee,

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May [13], 2022

and a Supplemental Indenture, dated as of the date hereof among the Company, the Guarantors and the Trustee (the “Eleventh Supplemental Indenture” and, together with the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture and the Tenth Supplemental Indenture, the “Supplemental Indentures”). The Base Indenture and the Supplemental Indentures are referred to collectively as the “Indenture.” We are delivering this letter to you at the request of the Company pursuant to Section [6(a)(i)] of the Purchase Agreement.

In connection with the offer and sale of the Securities, the Company has prepared (i) a preliminary offering memorandum dated as of May [10], 2022 (together with the Incorporated Documents (as defined below), the “Preliminary Offering Memorandum”), (ii) a pricing term sheet dated as of May [10], 2022 in the form attached as Schedule II to the Purchase Agreement (the “Pricing Term Sheet”), and (iii) an Offering Memorandum dated as of May [10], 2022 in the form first provided to the Initial Purchasers for use in connection with the offering of the Securities (together with the Incorporated Documents, the “Offering Memorandum”). Additionally, (i) the Trustee is entering into that certain Collateral Trust Joinder—Additional Debt (the “Joinder”), dated as of the date hereof, which has been acknowledged and agreed to by Delaware Trust Company, as collateral trustee (the “Collateral Trustee”), pursuant to Section 3.8(a) of the Collateral Trust Agreement dated as of October 3, 2016 (as supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of June 23, 2017 by the parties thereto, as amended by an amendment effected pursuant to the Seventh Amendment to Credit Agreement dated as of June 14, 2018, among Vistra Operations Company LLC, the other grantors from time to time party thereto, Railroad Commission of Texas, as First-Out Representative, Credit Suisse AG, Cayman Islands Branch, as Senior Credit Agreement Agent, and Delaware Trust Company, as Collateral Trustee, as further supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of June 14, 2018 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of June 11, 2019 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of August 1, 2019 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder— Additional Grantor dated as of August 26, 2019 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of September 25, 2019 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of September 30, 2019 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Debt dated as of November 15, 2019 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of December 31, 2019 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of February 28, 2020 by the parties thereto , as further supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of

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September 22, 2020 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder— Additional Grantor dated as of December 10, 2020 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of January 7, 2021 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Debt dated as of March 29, 2021 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Debt dated as of June 30, 2021, as further supplemented by that certain Collateral Trust Joinder—Additional Debt dated as of October 6, 2021 by the parties thereto, as further supplemented by that certain Collateral Trust Joinder—Additional Grantor dated as of November 30, 2021 by the parties thereto, and as further supplemented by that certain Collateral Trust Joinder—Additional Debt dated as of February 4, 2022 by the parties thereto, the “Collateral Trust Agreement”), among the Issuer, Vistra Intermediate Company LLC (“Vistra Intermediate”), the other parties thereto that provide collateral security for the Priority Lien Obligations (as defined therein), the Railroad Commission of Texas as the first-out representative, Credit Suisse AG, Cayman Islands Branch as senior credit agreement representative, and the Collateral Trustee, and (ii) the Company is entering into that certain Additional Secured Debt Designation, dated as of the date hereof, pursuant to Section 3.8(b) of the Collateral Trust Agreement, the receipt of which has been acknowledged by the Collateral Trustee (the “Designation”).

As used herein, the following terms have the meanings set forth below:

“Incorporated Documents” means, when used with respect to the Preliminary Offering Memorandum or the Offering Memorandum as of any date, the documents incorporated or deemed to be incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as of such date pursuant to the provisions set forth therein under the caption “Incorporation by Reference”.

“DGCL” means the General Corporation Law of the State of Delaware. “DLLCA” means the Limited Liability Company Act of the State of Delaware. “NYBCL” means the New York Business Corporation Law.

“NYLLCA” means the New York Limited Liability Company Act. “TBOC” means the Texas Business Organizations Code.

“IBCA” means the Illinois Business Corporation Act of 1983.

“Corporate Guarantor” means each Guarantor listed on Schedule II hereto that is a corporation incorporated under the DGCL, the NYBCL, the TBOC or the IBCA.

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“LLC Guarantor” means each Guarantor listed on Schedule II hereto that is a limited liability company formed under the DLLCA, the NYLLCA or the TBOC.

“Covered Guarantor” means each of the Guarantors listed on Schedule II hereto. “Applicable Laws” means the DGCL, the DLLCA, the NYBCL, the NYLLCA, the TBOC and the IBCA and those state laws of the State of Illinois, the State of Texas and the State of New York, and those federal laws of the United States of America which, in our experience and without independent investigation, are normally applicable to transactions of the type contemplated by the Purchase Agreement; provided, that the term “Applicable Laws” shall not include federal or state securities or blue sky laws (including, without limitation, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended (the “1939 Act”), or the Investment Company Act of 1940, as amended (the “1940 Act”)), antifraud laws, federal or state tax laws, fraudulent transfer laws, pension or employee benefit laws or, in each case, any rules or regulations thereunder, or any law, rule or regulation relating to public utilities or similar matters.

“Article 9 Collateral” means, collectively, the Article 9 Pledge Agreement Collateral and the Article 9 Security Agreement Collateral.

“Article 9 Pledge Agreement Collateral” means that portion of the Collateral (as defined in the Pledge Agreement), other than any Collateral consisting of commercial tort claims, which is of a type in which a security interest can be created pursuant to Article 9 of the NY-UCC.

“Article 9 Security Agreement Collateral” means that portion of the Collateral (as defined in the Security Agreement), other than any Collateral consisting of commercial tort claims, which is of a type in which a security interest can be created pursuant to Article 9 of the NY-UCC.

“Collateral Documents” means, collectively, (i) the Collateral Trust Agreement, as further supplemented by the Joinder and the Designation and (ii) the Security Agreement and the Pledge Agreement.

“Credit Agreement” means the Credit Agreement, dated as of October 3, 2016 (as amended in the form attached as Exhibit A to the Eleventh Amendment to Credit Agreement dated as of April 29, 2022, by and among Vistra Operations Company LLC, as borrower, Vistra Intermediate, the guarantors party thereto, Credit Suisse AG, Cayman Island Branch (as successor to Deutsche Bank AG New York Branch), as administrative and collateral agent, various lenders and letter of credit issuers party thereto, and the other parties named therein.

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“Security Agreement” means the Amended and Restated Security Agreement dated as of October 3, 2016, as supplemented by the supplement dated as of June 23, 2017, as further supplemented by the supplement dated as of June 14, 2018, as further supplemented by the supplement dated as of June 11, 2019, as further supplemented by the supplement dated as of August 1, 2019, as further supplemented by the supplement dated as of August 26, 2019, as further supplemented by the supplement dated as of September 25, 2019, as further supplemented by the supplement dated as of September 30, 2019, as further supplemented by the supplement dated as of December 31, 2019, as further supplemented by the supplement dated as of February 28, 2020, as further supplemented by the supplement dated as of September 22, 2020, as further supplemented by the supplement dated as of December 10, 2020, as further supplemented by the supplement dated as of January 7, 2021 and as further supplemented by the supplement dated as of November 30, 2021, among the grantors party thereto, Credit Suisse AG, Cayman Islands Branch, as successor collateral agent under the Credit Agreement, and the Collateral Trustee.

“Pledge Agreement” means the Amended and Restated Pledge Agreement dated as of October 3, 2016, as supplemented by the supplement dated as of June 23, 2017, as further supplemented by the supplement dated as of June 14, 2018, as further supplemented by the supplement dated as of August 1, 2019, as further supplemented by the supplement dated as of August 26, 2019, as further supplemented by the supplement dated as of September 25, 2019, as further supplemented by the supplement dated as of September 30, 2019, as further supplemented by the supplement dated as of December 31, 2019, as further supplemented by the supplement dated as of February 28, 2020, as further supplemented by the supplement dated as of September 22, 2020, as further supplemented by the supplement dated as of December 10, 2020, as further supplemented by the supplement dated as of January 7, 2021 and as further supplemented by the supplement dated as of November 30, 2021, among the Company, Vistra Intermediate, the subsidiary pledgers party thereto, Credit Suisse AG, Cayman Islands Branch, as successor collateral agent under the Credit Agreement, and the Collateral Trustee.

“DE-UCC” means the Uniform Commercial Code as in effect in the State of Delaware as reported in the CCH Guide referred to below.

“UCC” means the NY-UCC and the DE-UCC.

“Delaware Filing Office” means the Secretary of State of the State of Delaware.

“Filing Office” means the Delaware Filing Office.

“Delaware Opinion Party” means each of the Company, Vistra Intermediate and each Guarantor listed on Schedule II hereto that is organized under the DGCL or the DLLCA, as applicable.

“Illinois Opinion Party” means each Guarantor listed on Schedule II hereto that is organized under the IBCA.

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“New York Opinion Party” means each Guarantor listed on Schedule II hereto that is organized under the NYBCL or the NYLLCA, as applicable.

“Texas Opinion Party” means each Guarantor listed on Schedule II hereto that is organized under the TBOC.

“Opinion Party” means each Delaware Opinion Party, Illinois Opinion Party and Texas Opinion Party.

“Financing Statements” means the Uniform Commercial Code financing statements naming the Issuer or Vistra Intermediate as applicable, as debtor, and the Collateral Trustee, as secured party, filed with the Delaware Filing Office, a copy of each of which is attached hereto as Schedule VI.

As counsel to the Company, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such agreements, instruments, certificates, records and other documents as we have deemed necessary or appropriate for the purpose of rendering the opinions set forth in this letter. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to or obtained by us as originals, the conformity to original documents of all documents submitted to or obtained by us as certified or photostatic copies or by facsimile or other means of electronic transmission or which we obtained from the Securities and Exchange Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) or other sites on the internet, and the authenticity of the originals of such latter documents. If any document we examined in printed, word processed or similar form has been filed with the Securities and Exchange Commission on EDGAR, we have assumed that the document filed on EDGAR is identical to the document we examined, except for EDGAR formatting changes. As to facts and certain other matters and the consequences thereof relevant to the opinions expressed herein and the other statements made herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, (a) certificates, letters and oral and written statements and representations of public officials, officers and other representatives of the Company and the Covered Guarantors, accountants for the Company, and others and (b) the representations and warranties in the Purchase Agreement.

We have also reviewed copies of the reports of Cogency Global Inc. described on Schedule V hereto (the “UCC Search Reports”) with respect to financing statements on file listing any Opinion Party as debtor in the applicable Filing Office. We have assumed that each of the UCC Search Reports is accurate and complete as of its date and continues to be accurate and complete as of the date hereof as though dated as of the date hereof. We have further assumed that the Collateral Trustee has no knowledge of the contents of any financing statement or lien not disclosed in the UCC Search Reports.

Citigroup Global Markets Inc.

May [13], 2022

Based on and subject to the foregoing and the other limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

(i) The Company is a limited liability company validly existing and in good standing under the laws of the State of Delaware. The Company has limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package (as defined below) and the Offering Memorandum and to execute, deliver and perform its obligations under the Purchase Agreement, the Indenture, the Notes, the Collateral Documents, and the Designation.

(ii) Each Corporate Guarantor is a corporation validly existing and in good standing under the laws of the state of its incorporation. Each Corporate Guarantor has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Offering Memorandum and to execute, deliver and perform its obligations under the Purchase Agreement, the Indenture, its Guarantee, and the Collateral Documents.

(iii) Each LLC Guarantor is a limited liability company validly existing and in good standing under the laws of the state of its formation. Each LLC Guarantor has limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Offering Memorandum and to execute, deliver and perform its obligations under the Purchase Agreement, the Indenture, its Guarantee, and the Collateral Documents.

The Purchase Agreement has been duly authorized, executed and delivered by the Company and each Covered Guarantor.

The Notes have been duly authorized by the Company. When the Notes are duly executed by authorized officers of the Company and authenticated by the Trustee, all in accordance with the Indenture, and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Notes will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.

The Guarantee by each Covered Guarantor has been duly authorized by each Covered Guarantor. When the Notes are duly executed by authorized officers of the Company and authenticated by the Trustee, all in accordance with the Indenture, and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Guarantee by each Covered Guarantor will be the valid and binding obligation of such Covered Guarantor, enforceable against such Covered Guarantor in accordance with its terms.

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May [13], 2022

No consent, approval, authorization or other order of any federal regulatory body, federal administrative agency or other federal governmental body of the United States of America or any state regulatory body, state administrative agency or other state governmental body of the State of Illinois, the State of Texas or the State of New York is required under Applicable Laws for the execution and delivery by the Company or any Covered Guarantor of the Purchase Agreement, the Eleventh Supplemental Indenture, or the Designation, as applicable, and the issuance and sale of the Securities to the Initial Purchasers as contemplated by the Purchase Agreement or the performance by the Company, Vistra Intermediate and each Covered Guarantor of their obligations under the Collateral Documents to which they are a party, except those filings required to perfect the lien provided for in any Note Security Document (as defined in the Indenture).

The execution and delivery by the Company of the Designation and by the Company and each Covered Guarantor of the Purchase Agreement and the Eleventh Supplemental Indenture, and the issuance and sale of the Securities to the Initial Purchasers pursuant to the Purchase Agreement and the performance by the Company, Vistra Intermediate and each Covered Guarantor of their obligations under the Collateral Documents to which they are a party, do not (a) violate the certificate of incorporation or by-laws of the Company, Vistra Intermediate or any Corporate Guarantor or the certificate of formation or limited liability company agreement of any LLC Guarantor, (b) result in any breach of, or constitute a default under, any of the agreements or instruments listed on Schedule IV hereto or (c) result in a violation by the Company, Vistra Intermediate or any Covered Guarantor of any of the terms and provisions of any Applicable Laws.

The statements in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Description of Notes,” to the extent that such statements purport to describe certain provisions of the Indenture or the Securities, accurately describe such provisions in all material respects.

The Indenture has been duly authorized, executed and delivered by the Company and each Covered Guarantor. The Designation has been duly authorized, executed and delivered by the Company. Each of the Collateral Trust Agreement, the Pledge Agreement, and the Security Agreement has been duly authorized, executed and delivered by the Company, Vistra Intermediate and each Covered Guarantor. Each of the Indenture and each of the Collateral Documents to which the Company, Vistra Intermediate or any Covered Guarantor is a party constitute a valid and binding agreement of the Company and each such Covered Guarantor, as applicable, enforceable against the Company and each such Covered Guarantor, as applicable, in accordance with its terms.

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May [13], 2022

Assuming (A) the accuracy and performance of, and compliance with, the representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers set forth in the Purchase Agreement and (B) the accuracy and performance of, and compliance with, the representations, warranties and agreements of each of the persons to whom the Initial Purchasers initially offer, resell or otherwise transfer the Securities as set forth in the Offering Memorandum under the caption “Notice to Investors,” it is not necessary, in connection with the sale of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of the Securities by the Initial Purchasers, in each case in the manner contemplated by the Purchase Agreement and the Offering Memorandum, to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act, it being understood that we express no opinion as to any subsequent offer, resale or other transfer of any Securities.

Each of the Company and each Covered Guarantor is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Memorandum, will not be required to be registered as an “investment company” as defined in the 1940 Act.

The provisions of the Security Agreement are effective to create in favor of the Collateral Trustee for the benefit of the Secured Parties (as defined in the Security Agreement) a valid security interest in the Company’s and each Guarantor’s rights in the Article 9 Security Agreement Collateral as security for the Obligations (as defined in the Indenture) in respect of the Notes and the Guarantees.

The provisions of the Pledge Agreement are effective to create in favor of the Collateral Trustee for the benefit of the Secured Parties (as defined in the Pledge Agreement) a valid security interest in the Company’s and each Guarantor’s rights in the Article 9 Pledge Agreement Collateral as security for the Obligations (as defined in the Indenture) in respect of the Notes and the Guarantees.

Assuming that the Financing Statements have not been assigned, released, lapsed, terminated or modified since the date of the applicable UCC Search Report, the filing of the Financing Statements in the Delaware Filing Office is effective to perfect the Collateral Trustee’s security interest in the Article 9 Collateral of the Delaware Opinion Parties to the extent a security interest therein can be perfected by the filing of financing statements in the Delaware Filing Office under the DE-UCC.

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May [13], 2022

In acting as counsel to the Company in connection with the transactions described in the first paragraph above, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and your representatives, at which conferences certain contents of the Disclosure Package and the Offering Memorandum and related matters were discussed. Although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Disclosure Package, the Offering Memorandum or the Incorporated Documents and have made no independent check or verification thereof (except as set forth in paragraphs (ix) and (xii) above), based upon our participation in such conferences, no facts have come to our attention that have caused us to believe that, insofar as is relevant to the offering of the Securities:

the Preliminary Offering Memorandum, the Pricing Term Sheet and the information in Schedule III to the Purchase Agreement (the “PA Schedule III” ), considered together (collectively, the “Disclosure Package”), on May [10], 2022 at [specify tie of first sale provided by Citi], included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Offering Memorandum and the information in the PA Schedule III, considered together, as of the date of the Offering Memorandum or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, in each case, that we express no belief and make no statement with respect to financial statements and schedules and other financial or statistical data included or incorporated by reference in or omitted from the Disclosure Package, the Offering Memorandum, the PA Schedule III or the Incorporated Documents.

The foregoing opinions and other statements are subject to the following qualifications, exceptions, assumptions and limitations:

The foregoing opinions and other statements are limited to matters arising under the federal laws of the United States of America, the laws of the State of Illinois, the State of Texas and the State of New York and the DGCL, the DLLCA and the DE-UCC. We express no opinion and make no statement as to the laws, rules or regulations of any other jurisdiction or, in the case of Delaware, any other Delaware laws, rules or regulations, or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of Illinois, the State of Texas or the State of New York, or in each case as to any matters arising thereunder or relating thereto.

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(i) In rendering the opinion set forth in the first sentence of paragraphs (i), (ii), and (iii) above, we have relied solely upon a certificate or certificates, as the case may be, of a governmental authority or official, and (ii) in rendering the opinion set forth in the second sentence of paragraphs (i), (ii) and (iii), we have relied solely upon a certification from Kristopher E. Moldovan, Senior Vice President and Treasurer of the Borrower, that no Opinion Party has taken any action to dissolve itself or otherwise terminate its existence.

With respect to each instrument, document or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and was at all relevant times and is validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and had at all relevant times and has full right, power and authority to execute, deliver and perform its obligations under such Instrument, (ii) such Instrument has been duly authorized, executed and delivered by each party thereto, (iii) such Instrument was at all relevant times and is a valid, binding and enforceable agreement or obligation, as the case may be, of, each party thereto, and (iv) no consent, approval, license, authorization or order of, or filing, recording, registration or qualification of or with, any governmental authority is required for the execution, delivery or performance of any Instrument by any party thereto or for the granting of any security interests under the Note Security Documents (as defined in the Indenture); provided that (x) we make no such assumption insofar as any of the foregoing matters relates to the Company, Vistra Intermediate or a Covered Guarantor and is expressly covered by the opinion set forth in paragraph (i), (ii), (iii), (iv), (v), (vi) or (x) above, (y) we make no such assumption in clause (iii) insofar as relates to any Guarantor (other than a Covered Guarantor) and is expressly covered by the opinion set forth in paragraph (vi) or (x) above and (z) we make no such assumption in clause (iv) of this paragraph insofar as it relates to the Company, Vistra Intermediate or any Covered Guarantor and is expressly covered by the opinion set forth in paragraph (vii) above.

We express no opinion in paragraph (viii)(b) above as to any breach of or default under any financial covenant, any provision requiring a mathematical, accounting or financial computation or determination or any cross default or cross acceleration provisions triggered by another instrument or agreement.

We express no opinion as to any provision of any instrument, agreement or other document (i) regarding severability of the provisions thereof; (ii) providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that every right and remedy shall be cumulative and in addition to every other right

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and remedy, or that any delay or omission to exercise any right or remedy shall not impair any right or remedy or constitute a waiver thereof; (iii) providing for an increase in an interest rate or the payment of additional interest upon the occurrence of certain defaults or the failure to perform certain obligations or imposing liquidated damages or penalties; (iv) regarding waiver of usury, stay, extension or similar laws; or (v) regarding any obligation or agreement to use best efforts, reasonable best efforts or commercially reasonable efforts or any similar obligation or agreement. In addition, we wish to advise you that rights to indemnity and contribution under the Indenture and/or the Collateral Documents may be limited by applicable law or public policy.

The opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief. The opinions are also subject to (i) provisions of law which may require that a judgment for money damages rendered by a court in the United States of America be expressed only in United States dollars, (ii) requirements that a claim with respect to any debt securities (including the Notes) or other obligations that are denominated or payable other than in United States dollars (or a judgment denominated or payable other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

In rendering the opinion set forth in paragraph (vi) above, we have assumed that no event has occurred or will occur that would cause the release of the Guarantee of any Guarantor in accordance with the terms of the Indenture.

In rendering the opinion set forth in paragraph (xii) above, we have relied as to factual matters exclusively on the certificate, dated as of the date of this letter, of Kristopher E. Moldovan, Senior Vice President and Treasurer of the Company.

Whenever a statement or opinion herein is qualified by “to our knowledge,” “no facts have come to our attention” or a similar phrase, it means that the lawyers currently practicing law with this firm who have rendered substantive legal services to the Company in connection with transactions described in the first paragraph of this letter or other significant matters during the last twelve months have no actual current awareness of the inaccuracy of any such statement or opinion, and no inference as to our knowledge or that we have any knowledge of any matters pertaining to such statement or opinion should be drawn from the fact that we have acted as counsel to the Company in connection with the transactions contemplated by the Purchase Agreement.

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May [13], 2022

In rendering the opinion set forth in paragraph (xv) above, our conclusions are based solely on a review of the DE-UCC as set forth in the Secured Transactions Guide, as updated through Issue No. 1368 dated April 26, 2022 (the “Guide”).

Except as provided in paragraphs (xiii) through (xv) above, we express no opinion on the creation or perfection of any security interest. We express no opinion as to the priority of any security interest in any assets (including the Article 9 Collateral).

The opinions in paragraphs (xiii) through (xv) above are subject to the following additional assumptions and qualifications:

(1)

Such opinions are limited to Article 9 of the UCC. Such opinions do not address (1) laws of jurisdictions other than New York or Delaware (2) the laws of New York or Delaware except for those described above, or (3) what law governs attachment or perfection of the security interests granted to the Collateral Trustee in the Article 9 Collateral.

(2)

Such opinions are limited to the creation and perfection of security interests in the Article 9 Collateral and such opinions do not address the creation or perfection of security interests in any other assets.

(3)	We have assumed that the Company and each of the Covered Guarantors is organized solely under the laws of the jurisdiction of its formation set forth on Schedule II hereto.

(4)

We have assumed without investigation that (i) all information regarding the Collateral Trustee and except for their names, the Company and each Guarantor, set forth in each relevant Financing Statement is accurate and complete in all respects, (ii) the filing of each relevant Financing Statement was authorized by the Company or the relevant Guarantor, and (iii) each Financing Statement has been or will be properly filed, recorded and indexed in the relevant Filing Office and remains of record. We have also assumed that each Financing Statement, as in effect when filed, has not been assigned, terminated, lapsed or amended. We take no responsibility to the extent that the information contained in the applicable Filing Office’s UCC financing statement records with respect to any Financing Statement differs from the information appearing on the relevant Financing Statement attached hereto as Schedule VI.

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May [13], 2022

(5)

We have assumed that “value” (as such term is used in Section 9-203(b)(1) of the NY-UCC) has been given and that the Company and each Guarantor has sufficient rights (as such term is used in Section 9-203(b)(2) of the NY-UCC) in the Article 9 Collateral of the Company and such Guarantor for the security interest of the Collateral Trustee to attach thereto, and we express no opinion as to the nature or extent of the rights of the Company or any Guarantor in, or title to, any of the Article 9 Collateral.

(6)	To the extent that any of such opinions covers proceeds, such opinion is limited by Sections 9-315 and 9-322 of the NY-UCC and the DE-UCC

(7)

We note that Section 552 of Title 11 of the United States Code, as amended (the “Bankruptcy Code”), limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code is subject to a security interest arising from a security agreement entered into by the debtor before such commencement.

(8)

We call to your attention that actions taken by a secured party (e.g., releasing or assigning a security interest, delivering possession of collateral to the debtor or another person and/or voluntarily subordinating a security interest) may affect the validity, perfection or priority of a security interest.

(9)

We express no opinion as to any actions that will be required to be taken under any applicable law in order to maintain the effectiveness of each Financing Statement or the validity or perfection of any security interest referred to herein.

(10)

We express no opinion as to the effectiveness of a description of collateral as “all the debtor’s assets”, “all the debtor’s personal property” or “all other personal property” or words to similar effect and any proceeds thereof for purposes of Sections 9-108 and 9-203 of the NY-UCC.

We have assumed that none of the Collateral Documents nor the Credit Agreement have been amended, restated, amended and restated, waived, modified, supplemented or terminated and that no rights pursuant thereto have been released, waived or modified either expressly or by any action or inaction of the parties thereto, in each case, except as expressly described in the definition of Credit Agreement, Collateral Trust Agreement, Security Agreement, Pledge Agreement or Collateral Documents.

We express no opinion with respect to oil, gas or other as-extracted collateral.

Certain remedial provisions of the Collateral Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Indenture, the Notes, the Guarantees or the Collateral Documents; however, the unenforceability of such provisions may result in delays in the enforcement of the Collateral Trustee’s rights and remedies

Citigroup Global Markets Inc.

May [13], 2022

under the Collateral Documents (and we express no opinion as to the economic consequences, if any, of such delays). Except as set forth in clause F immediately above and subject to the other limitations, qualifications, exceptions and assumptions contained herein, the Collateral Documents contain adequate provisions for enforcing payment of the Obligations (as defined in the Indenture) in respect of the Notes and Guarantees.

We express no opinion as to the effect of (i) the compliance or noncompliance of any party to any Collateral Document with any state or federal laws or regulations applicable to that party because of that party’s business, (ii) the failure of any party to any Collateral Document to be authorized to conduct business in any jurisdiction, or (iii) compliance or non-compliance by any party to any Collateral Document, as a result of future discretionary acts by such party, with any provision of any Collateral Document.

No opinion is expressed herein as to rights of set-off, powers of attorney or proxies.

The opinions expressed and the statements made herein are expressed and made as of the time of closing of the sale of the Securities to the Initial Purchasers on the date hereof and we assume no obligation to advise you of changes in law, fact or other circumstances (or the effect thereof on such opinions or statements) that may come to our attention after such time.

This letter is rendered solely to and for the benefit of the Initial Purchasers in connection with the transaction described in the first paragraph above and may not be quoted to or relied upon by, nor may this letter or copies hereof be delivered to, any other person (including, without limitation, any person who acquires Securities from or through any Initial Purchaser), nor may this letter be used for any other purpose, without our prior written consent.

Very truly yours,

Citigroup Global Markets Inc.

May [13], 2022

Schedule I

Guarantors

Name of Guarantor	State or Other Jurisdiction of Incorporation or Organization
Ambit California, LLC	Delaware
Ambit Energy Holdings, LLC	Texas
Ambit Holdings, LLC	Texas
Ambit Illinois, LLC	Illinois
Ambit Marketing, LLC	Texas
Ambit Midwest, LLC	Delaware
Ambit New York, LLC	New York
Ambit Northeast, LLC	Delaware
Ambit Texas, LLC	Texas
Angus Solar, LLC	Texas
Bellingham Power Generation LLC	Delaware
Big Brown Power Company LLC	Texas
Big Sky Gas LLC	Montana
Big Sky Gas Holdings, LLC	Delaware
Blackstone Power Generation LLC	Delaware
Bluenet Holdings, LLC	Delaware
Brightside Solar, LLC	Texas
Calumet Energy Team, LLC	Delaware
Casco Bay Energy Company, LLC	Delaware
Cincinnati Bell Energy LLC	Nevada
Coffeen and Western Railroad Company	Illinois
Coleto Creek Energy Storage LLC	Delaware
Coleto Creek Power, LLC	Delaware
Comanche Peak Power Company LLC	Delaware
Core Solar SPV I, LLC	Delaware
Crius Energy Corporation	Delaware
Crius Energy, LLC	Delaware
Crius Solar Fulfillment, LLC	Delaware
Dallas Power & Light Company, Inc.	Texas
Dicks Creek Power Company LLC	Delaware
Dynegy Coal Holdco, LLC	Delaware
Dynegy Coal Trading & Transportation, L.L.C.	Delaware
Dynegy Conesville, LLC	Delaware
Dynegy Energy Services (East), LLC	Delaware
Dynegy Energy Services, LLC	Delaware
Dynegy Killen, LLC	Delaware
Dynegy Marketing and Trade, LLC	Delaware
Dynegy Midwest Generation, LLC	Delaware

Citigroup Global Markets Inc.

May [13], 2022

Dynegy Operating Company	Texas
Dynegy Power Marketing, LLC	Texas
Dynegy Resources Generating Holdco, LLC	Delaware
Dynegy South Bay, LLC	Delaware
Dynegy Stuart, LLC	Delaware
Emerald Grove Solar, LLC	Delaware
Energy Rewards, LLC	Nevada
Ennis Power Company, LLC	Delaware
EquiPower Resources Corp.	Delaware
Everyday Energy NJ, LLC	New Jersey
Everyday Energy, LLC	Nevada
Fayette Power Company LLC	Delaware
Forest Grove Solar LLC	Delaware
Generation SVC Company	Texas
Hallmark Solar, LLC	Texas
Hanging Rock Power Company LLC	Delaware
Hays Energy, LLC	Delaware
Hopewell Power Generation, LLC	Delaware
Illinois Power Generating Company	Illinois
Illinois Power Marketing Company	Illinois
Illinois Power Resources Generating, LLC	Delaware
Illinois Power Resources, LLC	Delaware
Illinova Corporation	Illinois
IPH, LLC	Delaware
Kendall Power Company LLC	Delaware
Kincaid Generation, L.L.C.	Virginia
La Frontera Holdings, LLC	Delaware
Lake Road Generating Company, LLC	Delaware
Liberty Electric Power, LLC	Delaware
Lone Star Energy Company, Inc.	Texas
Lone Star Pipeline Company, Inc.	Texas
Luminant Administrative Services Company	Delaware
Luminant Coal Generation LLC	Delaware
Luminant Commercial Asset Management LLC	Ohio
Luminant Energy Company LLC	Texas
Luminant Energy Trading California Company	Texas
Luminant ET Services Company LLC	Texas
Luminant Gas Imports LLC	Delaware
Luminant Generation Company LLC	Texas
Luminant Mining Company LLC	Texas
Luminant Power Generation Inc.	Delaware
Luminant Power LLC	Delaware
Masspower, LLC	Massachusetts
Miami Fort Power Company LLC	Delaware
Midlothian Energy, LLC	Delaware
Milford Power Company, LLC	Delaware
Morro Bay Energy Storage 1, LLC	Delaware
Morro Bay Energy Storage 2, LLC	Delaware

Citigroup Global Markets Inc.

May [13], 2022

Morro Bay Power Company LLC	Delaware
Moss Landing Energy Storage 1, LLC	Delaware
Moss Landing Energy Storage 2, LLC	Delaware
Moss Landing Energy Storage 3, LLC	Delaware
Moss Landing Energy Storage 4, LLC	Delaware
Moss Landing Power Company LLC	Delaware
NCA Resources Development Company LLC	Texas
NEPCO Services Company	Pennsylvania
Northeastern Power Company	Pennsylvania
Oak Grove Management Company LLC	Delaware
Oak Hill Solar LLC	Delaware
Oakland Energy Storage 1, LLC	Delaware
Oakland Energy Storage 2, LLC	Delaware
Oakland Energy Storage 3, LLC	Delaware
Oakland Power Company LLC	Delaware
Ontelaunee Power Operating Company, LLC	Delaware
Pleasants Energy, LLC	Delaware
Public Power & Utility of Maryland, LLC	Maryland
Public Power & Utility of NY, Inc.	New York
Public Power, LLC	Connecticut
Public Power, LLC	Pennsylvania
Regional Energy Holdings, Inc.	Nevada
Richland-Stryker Generation LLC	Delaware
Sandow Power Company LLC	Texas
Sayreville Power Generation LP	New Jersey
Sayreville Power GP Inc.	Delaware
Sayreville Power Holding LLC	Delaware
Sithe Energies, Inc.	Delaware
Sithe/Independence LLC	Delaware
Southwestern Electric Service Company, Inc.	Texas
Texas Electric Service Company, Inc.	Texas
Texas Energy Industries Company, Inc.	Texas
Texas Power & Light Company, Inc.	Texas
Texas Utilities Company, Inc.	Texas
Texas Utilities Electric Company, Inc.	Texas
TriEagle 1, LLC	Nevada
TriEagle 2, LLC	Nevada
TriEagle Energy LP	Texas
Trinidad Power Storage LLC	Delaware
TXU Electric Company, Inc.	Texas
TXU Energy Retail Company LLC	Texas
TXU Retail Services Company	Delaware
Upton County Solar 2, LLC	Delaware
Value Based Brands LLC	Texas
Viridian Energy NY, LLC	New York
Viridian Energy PA LLC	Nevada
Viridian Energy, LLC	Nevada
Viridian International Management LLC	Delaware

Citigroup Global Markets Inc.

May [13], 2022

Viridian Network, LLC	Delaware
Vistra Asset Company LLC	Delaware
Vistra Corporate Services Company	Texas
Vistra EP Properties Company	Texas
Vistra Finance Corp.	Delaware
Vistra Insurance Solutions LLC	Texas
Vistra Preferred Inc.	Delaware
Vistra Zero LLC	Delaware
Volt Asset Company, Inc.	Delaware
Washington Power Generation LLC	Delaware
Wise County Power Company, LLC	Delaware
Wise-Fuels Pipeline, Inc.	Texas
Zimmer Power Company LLC	Delaware

Citigroup Global Markets Inc.

May [13], 2022

Schedule II

Covered Guarantors

Name of Guarantor	State or Other Jurisdiction of Incorporation or Organization
Ambit California, LLC	Delaware
Ambit Energy Holdings, LLC	Texas
Ambit Holdings, LLC	Texas
Ambit Illinois, LLC	Illinois
Ambit Marketing, LLC	Texas
Ambit Midwest, LLC	Delaware
Ambit New York, LLC	New York
Ambit Northeast, LLC	Delaware
Ambit Texas, LLC	Texas
Angus Solar, LLC	Texas
Bellingham Power Generation LLC	Delaware
Big Brown Power Company LLC	Texas
Big Sky Gas Holdings, LLC	Delaware
Blackstone Power Generation LLC	Delaware
Bluenet Holdings, LLC	Delaware
Brightside Solar, LLC	Texas
Calumet Energy Team, LLC	Delaware
Casco Bay Energy Company, LLC	Delaware
Coffeen and Western Railroad Company	Illinois
Coleto Creek Energy Storage LLC	Delaware
Coleto Creek Power, LLC	Delaware
Comanche Peak Power Company LLC	Delaware
Core Solar SPV I, LLC	Delaware
Crius Energy Corporation	Delaware
Crius Energy, LLC	Delaware
Crius Solar Fulfillment, LLC	Delaware
Dallas Power & Light Company, Inc.	Texas
Dicks Creek Power Company LLC	Delaware
Dynegy Coal Holdco, LLC	Delaware
Dynegy Coal Trading & Transportation, L.L.C.	Delaware
Dynegy Conesville, LLC	Delaware
Dynegy Energy Services (East), LLC	Delaware
Dynegy Energy Services, LLC	Delaware
Dynegy Gas Imports, LLC	Delaware
Dynegy Killen, LLC	Delaware
Dynegy Marketing and Trade, LLC	Delaware
Dynegy Midwest Generation, LLC	Delaware
Dynegy Operating Company	Texas
Dynegy Power Marketing, LLC	Texas
Dynegy Resources Generating Holdco, LLC	Delaware

Citigroup Global Markets Inc.

May [13], 2022

Dynegy South Bay, LLC	Delaware
Dynegy Stuart, LLC	Delaware
Emerald Grove Solar, LLC	Delaware
Ennis Power Company, LLC	Delaware
EquiPower Resources Corp.	Delaware
Fayette Power Company LLC	Delaware
Forest Grove Solar LLC	Delaware
Generation SVC Company	Texas
Hallmark Solar, LLC	Texas
Hanging Rock Power Company LLC	Delaware
Hays Energy, LLC	Delaware
Hopewell Power Generation, LLC	Delaware
Illinois Power Generating Company	Illinois
Illinois Power Marketing Company	Illinois
Illinois Power Resources Generating, LLC	Delaware
Illinois Power Resources, LLC	Delaware
Illinova Corporation	Illinois
IPH, LLC	Delaware
Kendall Power Company LLC	Delaware
La Frontera Holdings, LLC	Delaware
Lake Road Generating Company, LLC	Delaware
Liberty Electric Power, LLC	Delaware
Lone Star Energy Company, Inc.	Texas
Lone Star Pipeline Company, Inc.	Texas
Luminant Administrative Services Company	Delaware
Luminant Coal Generation LLC	Delaware
Luminant Energy Company LLC	Texas
Luminant Energy Trading California Company	Texas
Luminant ET Services Company LLC	Texas
Luminant Generation Company LLC	Texas
Luminant Mining Company LLC	Texas
Luminant Power Generation Inc.	Delaware
Luminant Power LLC	Delaware
Miami Fort Power Company LLC	Delaware
Midlothian Energy, LLC	Delaware
Milford Power Company, LLC	Delaware
Morro Bay Energy Storage 1, LLC	Delaware
Morro Bay Energy Storage 2, LLC	Delaware
Morro Bay Power Company LLC	Delaware
Moss Landing Energy Storage 1, LLC	Delaware
Moss Landing Energy Storage 2, LLC	Delaware
Moss Landing Energy Storage 3, LLC	Delaware
Moss Landing Energy Storage 4, LLC	Delaware
Moss Landing Power Company LLC	Delaware
NCA Resources Development Company LLC	Texas
Oak Grove Management Company LLC	Delaware
Oak Hill Solar LLC	Delaware
Oakland Energy Storage 1, LLC	Delaware

Citigroup Global Markets Inc.

May [13], 2022

Oakland Energy Storage 2, LLC	Delaware
Oakland Energy Storage 3, LLC	Delaware
Oakland Power Company LLC	Delaware
Ontelaunee Power Operating Company, LLC	Delaware
Pleasants Energy, LLC	Delaware
Public Power & Utility of NY, Inc.	New York
Richland-Stryker Generation LLC	Delaware
Sandow Power Company LLC	Texas
Sayreville Power GP Inc.	Delaware
Sayreville Power Holdings LLC	Delaware
Sithe Energies, Inc.	Delaware
Sithe/Independence LLC	Delaware
Southwestern Electric Service Company, Inc.	Texas
Texas Electric Service Company, Inc.	Texas
Texas Energy Industries Company, Inc.	Texas
Texas Power & Light Company, Inc.	Texas
Texas Utilities Company, Inc.	Texas
Texas Utilities Electric Company, Inc.	Texas
TriEagle Energy LP	Texas
Trinidad Power Storage LLC	Delaware
TXU Electric Company, Inc.	Texas
TXU Energy Retail Company LLC	Texas
TXU Retail Services Company	Delaware
Upton County Solar 2, LLC	Delaware
Value Based Brands LLC	Texas
Viridian Energy NY, LLC	New York
Viridian International Management LLC	Delaware
Viridian Network, LLC	Delaware
Vistra Asset Company LLC	Delaware
Vistra Corporate Services Company	Texas
Vistra EP Properties Company	Texas
Vistra Finance Corp.	Delaware
Vistra Insurance Solutions LLC	Texas
Vistra Preferred Inc.	Delaware
Vistra Zero LLC	Delaware
Volt Asset Company, Inc.	Delaware
Washington Power Generation LLC	Delaware
Wise County Power Company, LLC	Delaware
Wise-Fuels Pipeline, Inc.	Texas
Zimmer Power Company LLC	Delaware

Citigroup Global Markets Inc.

May [13], 2022

Schedule IV

Material Contracts

2016 Omnibus Incentive Plan

Form of Option Award Agreement (Management) for 2016 Omnibus Incentive Plan (pre-2021 awards)

Form of Restricted Stock Unit Award Agreement (Management) for 2016 Omnibus Incentive Plan (pre-2021 awards)

Form of Performance Stock Unit Award Agreement for 2016 Omnibus Incentive Plan (pre-2021 awards)

Form of Option Award Agreement (Management) for 2016 Omnibus Incentive Plan

Form of Restricted Stock Unit Award Agreement (Management) for 2016 Omnibus Incentive Plan Form of Restricted Stock Unit Award Agreement (Director) for 2016 Omnibus Incentive Plan Form of Performance Stock Unit Award Agreement for 2016 Omnibus Incentive Plan

Vistra Energy Corp. Executive Annual Incentive Plan

Amended and Restated 2016 Omnibus Incentive Plan, effective as of May 20, 2019

Vistra Energy Equity Deferred Compensation Plan for Certain Directors, effective as of January 1, 2019

Amendment No. 1 to the Vistra Equity Deferred Compensation Plan, dated effective as of February 24, 2021

Amended and Restated Employment Agreement, dated as of May 1, 2018, between Curtis A. Morgan and Vistra Energy Corp. (now known as Vistra Corp.)

Amended and Restated Employment Agreement, dated as of May 1, 2019, between James A. Burke and Vistra Energy Corp. (now known as Vistra Corp.)

Employment Agreement between Stephanie Zapata Moore and Vistra Energy Corp. (now known as Vistra Corp.)

Citigroup Global Markets Inc.

May [13], 2022

Employment Agreement between Carrie Lee Kirby and Vistra Energy Corp. (now known as Vistra Corp.)

Employment Agreement between Scott A. Hudson, Vistra Energy Corp. (now known as Vistra Corp.) and TXU Retail Service Company

Employment Agreement between Stephen J. Muscato, Vistra Energy Corp. (now known as Vistra Corp.) and Luminant Energy Company LLC

Form of Indemnification Agreement with Directors

Stock Purchase Agreement, dated as of October 25, 2016, by and between TCEH Corp. (now known as Vistra Corp.) and Curtis A. Morgan

Credit Agreement, dated as of October 3, 2017

Credit Agreement, dated April 29, 2022, as amended by the Incremental Amendment, dated as of December 14, 2016, the Second Amendment to Credit Agreement, dated as of February 1, 2017, the Third Amendment to Credit Agreement, dated as of February 28, 2017, the Fourth Amendment to Credit Agreement, dated August 17, 2017, the Fifth Amendment to Credit Agreement, dated as of December 14, 2017, the Sixth Amendment to Credit Agreement, dated as of February 20, 2018, the Seventh Amendment to Credit Agreement, dated as of June 14, 2018, the Eighth Amendment to Credit Agreement, dated as of March 29, 2019, the Ninth Amendment to Credit Agreement, dated as of May 29, 2019, the Tenth Amendment to Credit Agreement, dated as of November 15, 2019, and the Eleventh Amendment to Credit Agreement dated as of April 29, 2022, by and among Vistra Operations Company LLC (as Borrower), Vistra Intermediate Company LLC (as Holdings), the other Credit Parties (as defined in the Credit Agreement) party thereto, Credit Suisse AG, Cayman Islands Branch (as Administrative Agent and as Collateral Agent) and the other Lenders party thereto

Purchase Agreement, dated August 7, 2018, by and among Vistra Operations Company LLC and Citigroup Global Markets Inc., on behalf of itself and the several Initial Purchasers named in Schedule I of the Purchase Agreement

Purchase Agreement, dated January 22, 2019, by and among Vistra Operations Company LLC and J.P. Morgan Securities LLC, on behalf of itself and the several Initial Purchasers named in Schedule I of the Purchase Agreement

Purchase Agreement, dated June 4, 2019, by and among Vistra Operations Company LLC and Citigroup Global Markets Inc., on behalf of itself and the several Initial Purchasers named in Schedule I of the Purchase Agreement

Citigroup Global Markets Inc.

May [13], 2022

Purchase Agreement, dated June 6, 2019, by and among Vistra Operations Company LLC and Goldman Sachs & Co., LLC, on behalf of itself and the several Initial Purchasers named in Schedule I of the Purchase Agreement

Purchase Agreement, dated November 6, 2019, by and among Vistra Operations Company LLC and J.P. Morgan Securities LLC, on behalf of itself and the several Initial Purchasers named in Schedule I of the Purchase Agreement

Purchase Agreement, dated May 5, 2021, by and among Vistra Operations Company LLC and J.P. Morgan Securities LLC, on behalf of itself and the several Initial Purchasers named in Schedule I of the Purchase Agreement

Purchase Agreement, dated October 12, 2021, by and between Vistra Corp. and Goldman Sachs & Co. LLC

Purchase Agreement, dated December 7, 2021, by and between Vistra Corp. and Goldman Sachs & Co. LLC

Tax Receivable Agreement, by and between TEX Energy LLC (now known as Vistra Corp.) and American Stock Transfer & Trust Company, as transfer agent, dated as October 3, 2016

Tax Matters Agreement, by and among TEX Energy LLC (now known as Vistra Corp.), EFH Corp., Energy Future Intermediate Holding Company LLC, EFJ Finance Inc. and EFH Merger Co, LLC, dated as of October 3, 2016

Transition Services Agreement, by and Between Energy Future Holdings Corp. and TEX Operations Company LLC (now known as Vistra Operations Company LLC), dated as of October 3, 2016

Separation Agreement, by and between Energy Future Holdings Corp., TEX Energy LLC (now known as Vistra Corp.) and TEX Operations Company LLC (now known as Vistra Operations LLC), dated as of October 3, 2016

Purchase and Sale Agreement, dated as of November 25, 2015, by and between La Frontera Ventures, LLC and Luminant Holding Company LLC

Amended and Restated Split Participant Agreement, by and between Oncor Electric Delivery Company LLC (f/k/a TXU Electric Delivery Company) and TEX Operations Company LLC (now known as Vistra Operations Company LLC), dated as of October 3, 2016

Citigroup Global Markets Inc.

May [13], 2022

Asset Purchase Agreement, dated as of July 5, 2017, by and among Odessa-Ector Power Partners, L.P., La Frontera Holdings, LLC, Vistra Operations Company LLC, Koch Resources LLC

Master Framework Agreement, dated as of October 9, 2020, as amended by Amendment No. 1 to Master Framework Agreement, dated as of July 9, 2021, by and among TXU Energy Retail Company LLC, as seller and seller party agent, certain originators named therein and MUFG Bank, Ltd., as buyer

Amendment No. 1 to Master Framework Agreement, dated as of July 9, 2021, by and among TXU Energy Retail Company LLC, as seller and seller party agent, certain originators name therein, Vistra Operations Company LLC, as guarantor, and MUFG Bank, Ltd., as buyer

Amendment No. 2 to Master Framework Agreement, dated as of August 3, 2021, by and among TXU Energy Retail Company LLC, as seller and seller party agent, certain originators name therein, Vistra Operations Company LLC, as guarantor, and MUFG Bank, Ltd., as buyer

Master Purchase Agreement, dated as of October 9, 2020, between TXU Energy Retail Company LLC and MUFG Bank, Ltd.

Amendment No. 1 to Master Repurchase Agreement, dated as of August 3, 2021, between TXU Energy Retail Company LLC and MUFG Bank, Ltd.

Joinder Agreement, dated as of December 21, 2020, among TXU Energy Retail Company LLC, as seller party agent, Vistra Operations Company LLC, as guarantor, certain originators named therein, and MUFG Bank, Ltd., as buyer

Amendment No. 2 to Master Repurchase Agreement, dated as of December 30, 2021, between TXU Energy Retail Company LLC and MUFG Bank, Ltd.

Credit Agreement, dated as of February 4, 2022, (as amended by that First Amendment to the Credit Agreement, dated as of May 5, 2020), among Vistra Operations Company LLC, as Borrower, Vistra Intermediate Company LLC, as Holdings, Citibank, N.A., as Administrative Agent and as Collateral Agent, and the other lenders party thereto.

Transition and Advisory Agreement, dates as of March 20, 2022, between Curtis A. Morgan and Vistra Corp.

Second Amended and Restated Employment Agreement, dated as of March 20, 2022, between James A. Burke and Vistra Corp.

Schedule V

UCC Search Reports

Reference Number	Jurisdiction	Date
[•]	Secretary of State, Delaware	[•]

Schedule VI

Financing Statements

[See attached]

EXHIBIT A-2

OPINION OF

VINSON & ELKINS LLP

May [•], 2022

Citigroup Capital Markets Inc.

as Representative of the Initial Purchasers

388 Greenwich Street

New York, New York 10013

Re:	Vistra Operations Company LLC $[•] [•]% Senior Secured Notes due 20[24] and $[•] [•]% Senior Secured Notes due 20[25]

Ladies and Gentlemen:

We have acted as special tax counsel to Vistra Operations Company LLC, a Delaware limited liability company (the “Company”) and wholly-owned indirect subsidiary of Vistra Corp., a Delaware corporation (the “Parent”), in connection with the Purchase Agreement (the “Purchase Agreement”), dated as of May [10], 2022 among Citigroup Capital Markets Inc., as representative to the initial purchasers set forth on Schedule I to the Purchase Agreement (the “Initial Purchasers”), the Company and certain subsidiaries of the Company, relating to the Company’s offer to issue the Company’s $[•] [•]% Senior Secured Notes due 20[24] and $[•] [•]% Senior Secured Notes due 20[25] (collectively, the “New Senior Secured Notes”), upon the terms and conditions set forth in the preliminary offering memorandum, dated May [•], 2022 (as amended or supplemented at the date thereof, including any and all exhibits thereto and any information incorporated by reference therein, the “Preliminary Memorandum”), and the final offering memorandum, dated May [•], 2022 (as amended or supplemented at the time the Purchase Agreement is executed and delivered by the parties thereto, including any and all exhibits thereto and any information incorporated by reference therein, the “Final Memorandum”).

This letter is being furnished to you at the request of the Company as contemplated by Section 6(a)(ii) of the Purchase Agreement.

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, including the Preliminary Memorandum and Final Memorandum. The facts, as we understand them, and upon which with your permission we rely in rendering the opinion herein, are set forth in the Preliminary Memorandum, Final Memorandum and the Company’s responses to our examinations and inquiries.

Based on such facts and subject to the qualifications, assumptions and limitations set forth herein and in the Preliminary Memorandum and Final Memorandum, we hereby confirm that the statements in the Preliminary Memorandum and Final Memorandum under the caption “Certain U.S. Federal Income Tax Considerations,” insofar as such statements purport to constitute summaries of United States federal income tax law and regulations or legal conclusions with respect thereto, have been reviewed by us and are accurate in all material respects.

No opinion is expressed as to any matter not discussed herein.

We are only opining herein as to the effect of the United States federal income tax laws on the subject transaction, and we express no opinion with respect to the applicability thereto, or the effect thereon, of other federal laws, the laws of any state, locality or any other jurisdiction.

This opinion is rendered to you as of the date of this letter, and we undertake no obligation to update this opinion subsequent to the date hereof. This opinion is based on current provisions of the Internal Revenue Code of 1986, as amended, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and the courts having jurisdiction over such matters. Our opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service will not assert a contrary position. Furthermore, no assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, would not affect the conclusions stated in this opinion. Any variation or difference in the facts from those set forth in the Preliminary Memorandum, Final Memorandum or any other documents and facts upon which we have relied as described above may affect the conclusions stated herein.

This letter is furnished only to you in your capacity as the Initial Purchasers under the Purchase Agreement and is solely for the benefit of the Initial Purchasers in connection with the transactions referenced in the first paragraph hereof. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to or relied upon by any other person, firm or other entity for any purpose without our prior written consent, which may be granted or withheld in our sole discretion.

Sincerely,

Exhibit A-2-2

EXHIBIT B

OPINION OF VISTRA OPERATIONS COMPANY LLC GENERAL COUNSEL

VISTRA OPERATIONS COMPANY LLC

May [13], 2022

Citigroup Global Markets Inc.

As Representative of the Initial Purchasers

388 Greenwich Street

New York, New York 10013

Re:	[•]% Senior Secured Notes due 2024 and [•]% Senior Secured Notes due 2025

Ladies and Gentlemen

I am Vice President, Associate General Counsel, and Corporate Secretary of Vistra Corp., a Delaware corporation (the “Parent”) and the sole member of Vistra Intermediate Company LLC, a Delaware limited liability company, which is the sole member of Vistra Operations Company LLC, a Delaware limited liability company (the “Company”), and, in my capacity as an officer of Parent, have acted as counsel to the Company in connection with the purchase by the several initial purchasers (the “Initial Purchasers”) named on Schedule I to the Purchase Agreement dated May [10], 2022 (the “Purchase Agreement”), by and among the Company, the Guarantors (as defined below) and Citigroup Global Markets Inc., as representative of the initial purchasers (the “Representative”) named on Schedule I to the Purchase Agreement, from the Company of $[•] aggregate principal amount of the Company’s [•]% Senior Secured Notes due 2024 and $[•] aggregate principal amount of the Company’s [•]% Senior Secured Notes due 2025 (collectively, the “Notes”), guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) by the direct and indirect subsidiaries of the Company listed on Schedule I hereto (the “Guarantors”), to be issued pursuant to an indenture dated as of June 11, 2019 (the “Base Indenture”), as supplemented by the supplemental indenture, dated as of June 11, 2019 (the “ First Supplemental Indenture”), the second supplemental indenture, dated as of August 30, 2019 (the “Second Supplemental Indenture”), the third supplemental indenture, dated as of October 25, 2019 (the “Third Supplemental Indenture”), the fourth supplemental indenture, dated as of November 15, 2019 (the “Fourth Supplemental Indenture”), the fifth supplemental indenture, dated as of January 31, 2020 (the “Fifth Supplemental Indenture”), the sixth supplemental indenture, dated as of March 26, 2020 (the “Sixth Supplemental Indenture”), the seventh supplemental indenture, dated as of October 7, 2020 (the “Seventh Supplemental Indenture”), the eighth supplemental indenture, dated as of January 8, 2021 (the “Eighth Supplemental Indenture”), the nine supplemental indenture, dated as of July 29, 2021 (the “Ninth Supplemental Indenture”), the tenth supplemental indenture, dated as of December 28, 2021 (the “Tenth Supplemental Indenture”) and an eleventh supplemental indenture to be dated as of May [13], 2022 (the “Eleventh Supplemental Indenture,” and, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the “ Indenture”), by and among the Company, the Guarantors and Wilmington Trust, National Association, as trustee (the “Trustee”).

In connection with the issuance and sale of the Securities, the Company has prepared (i) a preliminary offering memorandum, dated as of May [10], 2022 (together with the Incorporated Documents (as defined below), the “Preliminary Offering Memorandum”), (ii) a pricing term sheet, dated as of May [10], 2022, in the form attached as Schedule II to the Purchase Agreement (the “Pricing Term Sheet”) and (iii) an Offering Memorandum, dated as of May [10], 2022, in the form first provided to the Initial Purchasers for use in connection with the offering of the Securities (together with the Incorporated Documents, the “Offering Memorandum”). “Incorporated Documents” means, when used with respect to the Preliminary Offering Memorandum or the Offering Memorandum as of any date, the documents incorporated or deemed to be incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as of such date pursuant to the provisions set forth therein under the caption “Incorporation by Reference.”

In connection with this opinion, I have (or one of the lawyers in the legal department that reports to me has) reviewed or examined originals, or copies certified or otherwise identified to my satisfaction, of (a) the Purchase Agreement, (b) the Preliminary Offering Memorandum, (c) the Pricing Term Sheet, (d) the Offering Memorandum, (e) the Indenture and the form of Note included therein, and (f) such other documents as I have deemed appropriate in connection with the opinions expressed herein.

In connection with the foregoing, I have (or one of the lawyers in the legal department that reports to me has) researched such questions of law and examined the originals or copies, certified or otherwise authenticated to my satisfaction, of the aforementioned documents and of such corporate, partnership or limited liability company records, agreements or other instruments of the Company and the Guarantors, certificates of public officials and of officers of the Company and the Guarantors and other instruments and documents as I have deemed necessary as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, I have, where relevant facts were not independently established, relied upon statements of officers of the Company or applicable Guarantor.

I have, with your permission and without independent verification, assumed that the signatures (other than those of the officers of the Company or any Guarantors) on all documents examined by me are genuine, all documents submitted to me as originals are authentic and all documents submitted as certified or photostatic copies conform to the originals thereof.

Based on and subject to the foregoing and the other limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that the Company has an authorized capitalization as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the heading “Capitalization” and all of the outstanding shares of capital stock or other equity interests of each Guarantor have been duly and validly authorized and issued, and, in the case of capital stock, are fully paid and non-assessable. I am also of the opinion that there is no pending or, to my knowledge, threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its

Exhibit C-3-2

subsidiaries or its or their property that is not adequately disclosed in the Preliminary Offering Memorandum and Offering Memorandum, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding would not singly or in the aggregate, have a Material Adverse Effect as such term is defined in the Purchase Agreement.

I am a member of the bar of the State of Texas, and, except as hereinafter provided with respect to the business organization laws of the states of Connecticut, Delaware, Illinois, Maryland, Massachusetts, Montana, Nevada, New Jersey, New York, Ohio, Pennsylvania and Virginia, I express no opinion herein as to the effect that the laws or decisions of courts of any jurisdiction other than the United States of America and the State of Texas may have upon such opinions. To the extent that the opinions expressed above may relate to or be governed by or construed under the laws of the states of Connecticut, Delaware, Illinois, Maryland, Massachusetts, Montana, Nevada, New Jersey, New York, Ohio, Pennsylvania and Virginia such opinion passes on such matters; however, I advise you that I am not a member of the bar of the state of Connecticut, Delaware, Illinois, Maryland, Massachusetts, Montana, Nevada, New Jersey, New York, Ohio, Pennsylvania and Virginia although it is my practice as Vice President, Associate General Counsel, and Corporate Secretary of the Parent, on behalf of the Company and each Guarantor, to pass upon matters governed by Connecticut, Delaware, Illinois, Maryland, Massachusetts, Montana, Nevada, New Jersey, New York, Ohio, Pennsylvania and Virginia business organization laws.

This opinion is given as of the date hereof and in respect of the Purchase Agreement as in effect on the date hereof, and I assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to my attention, any future changes in laws, rules, regulations or policies, any amendments to or waivers under the Purchase Agreement.

Solely in my capacity as Vice President, Associate General Counsel, and Corporate Secretary of Parent, I am executing and delivering this opinion, and I shall not have personal liability for the opinions expressed herein.

This opinion is rendered at the request of the Company only to you in your capacity as the Representative and is solely for your benefit in connection with the above transactions. However, I consent to Sullivan & Cromwell LLP’s relying upon this opinion in connection with an opinion to be rendered by it to the Initial Purchasers pursuant to Section 6(c) of the Purchase Agreement on the date hereof. This opinion may not otherwise be relied on by any other person or for any other purpose, or used, circulated, quoted or otherwise referred to for any other purpose, without my prior written consent.

[Signature page follows]

Exhibit C-3-3

Exhibit C-3-4

Sincerely,

Yuki Whitmire

Exhibit C-3-5

Schedule I

Guarantors

Name of Guarantor	State or Other Jurisdiction of Incorporation or Organization
Ambit California, LLC	Delaware
Ambit Energy Holdings, LLC	Texas
Ambit Holdings, LLC	Texas
Ambit Illinois, LLC	Illinois
Ambit Marketing, LLC	Texas
Ambit Midwest, LLC	Delaware
Ambit New York, LLC	New York
Ambit Northeast, LLC	Delaware
Ambit Texas, LLC	Texas
Angus Solar, LLC	Texas
Bellingham Power Generation LLC	Delaware
Big Brown Power Company LLC	Texas
Big Sky Gas LLC	Montana
Big Sky Gas Holdings, LLC	Delaware
Blackstone Power Generation LLC	Delaware
Bluenet Holdings, LLC	Delaware
Brightside Solar, LLC	Texas
Calumet Energy Team, LLC	Delaware
Casco Bay Energy Company, LLC	Delaware
Cincinnati Bell Energy LLC	Nevada
Coffeen and Western Railroad Company	Illinois
Coleto Creek Energy Storage LLC	Delaware
Coleto Creek Power, LLC	Delaware
Comanche Peak Power Company LLC	Delaware
Core Solar SPV I, LLC	Delaware
Crius Energy Corporation	Delaware
Crius Energy, LLC	Delaware
Crius Solar Fulfillment, LLC	Delaware
Dallas Power & Light Company, Inc.	Texas
Dicks Creek Power Company LLC	Delaware
Dynegy Coal Holdco, LLC	Delaware
Dynegy Coal Trading & Transportation, L.L.C.	Delaware
Dynegy Conesville, LLC	Delaware
Dynegy Energy Services (East), LLC	Delaware
Dynegy Energy Services, LLC	Delaware
Dynegy Killen, LLC	Delaware
Dynegy Marketing and Trade, LLC	Delaware
Dynegy Midwest Generation, LLC	Delaware
Dynegy Operating Company	Texas
Dynegy Power Marketing, LLC	Texas
Dynegy Resources Generating Holdco, LLC	Delaware
Dynegy South Bay, LLC	Delaware
Dynegy Stuart, LLC	Delaware
Emerald Grove Solar, LLC	Delaware
Energy Rewards, LLC	Nevada
Ennis Power Company, LLC	Delaware
EquiPower Resources Corp.	Delaware

Exhibit C-3-6

Everyday Energy NJ, LLC	New Jersey
Everyday Energy, LLC	Nevada
Fayette Power Company LLC	Delaware
Forest Grove Solar LLC	Delaware
Generation SVC Company	Texas
Hallmark Solar, LLC	Texas
Hanging Rock Power Company LLC	Delaware
Hays Energy, LLC	Delaware
Hopewell Power Generation, LLC	Delaware
Illinois Power Generating Company	Illinois
Illinois Power Marketing Company	Illinois
Illinois Power Resources Generating, LLC	Delaware
Illinois Power Resources, LLC	Delaware
Illinova Corporation	Illinois
IPH, LLC	Delaware
Kendall Power Company LLC	Delaware
Kincaid Generation, L.L.C.	Virginia
La Frontera Holdings, LLC	Delaware
Lake Road Generating Company, LLC	Delaware
Liberty Electric Power, LLC	Delaware
Lone Star Energy Company, Inc.	Texas
Lone Star Pipeline Company, Inc.	Texas
Luminant Administrative Services Company	Delaware
Luminant Coal Generation LLC	Delaware
Luminant Commercial Asset Management LLC	Ohio
Luminant Energy Company LLC	Texas
Luminant Energy Trading California Company	Texas
Luminant ET Services Company LLC	Texas
Luminant Gas Imports LLC	Delaware
Luminant Generation Company LLC	Texas
Luminant Mining Company LLC	Texas
Luminant Power Generation Inc.	Delaware
Luminant Power LLC	Delaware
Masspower, LLC	Massachusetts
Miami Fort Power Company LLC	Delaware
Midlothian Energy, LLC	Delaware
Milford Power Company, LLC	Delaware
Morro Bay Energy Storage 1, LLC	Delaware
Morro Bay Energy Storage 2, LLC	Delaware
Morro Bay Power Company LLC	Delaware
Moss Landing Energy Storage 1, LLC	Delaware
Moss Landing Energy Storage 2, LLC	Delaware
Moss Landing Energy Storage 3, LLC	Delaware
Moss Landing Energy Storage 4, LLC	Delaware
Moss Landing Power Company LLC	Delaware
NCA Resources Development Company LLC	Texas
NEPCO Services Company	Pennsylvania
Northeastern Power Company	Pennsylvania
Oak Grove Management Company LLC	Delaware
Oak Hill Solar LLC	Delaware
Oakland Energy Storage 1, LLC	Delaware
Oakland Energy Storage 2, LLC	Delaware
Oakland Energy Storage 3, LLC	Delaware
Oakland Power Company LLC	Delaware
Ontelaunee Power Operating Company, LLC	Delaware

Exhibit C-3-7

Pleasants Energy, LLC	Delaware
Public Power & Utility of Maryland, LLC	Maryland
Public Power & Utility of NY, Inc.	New York
Public Power, LLC	Connecticut
Public Power, LLC	Pennsylvania
Regional Energy Holdings, Inc.	Nevada
Richland-Stryker Generation LLC	Delaware
Sandow Power Company LLC	Texas
Sayreville Power Generation LP	New Jersey
Sayreville Power GP Inc.	Delaware
Sayreville Power Holding LLC	Delaware
Sithe Energies, Inc.	Delaware
Sithe/Independence LLC	Delaware
Southwestern Electric Service Company, Inc.	Texas
Texas Electric Service Company, Inc.	Texas
Texas Energy Industries Company, Inc.	Texas
Texas Power & Light Company, Inc.	Texas
Texas Utilities Company, Inc.	Texas
Texas Utilities Electric Company, Inc.	Texas
TriEagle 1, LLC	Nevada
TriEagle 2, LLC	Nevada
TriEagle Energy LP	Texas
Trinidad Power Storage LLC	Delaware
TXU Electric Company, Inc.	Texas
TXU Energy Retail Company LLC	Texas
TXU Retail Services Company	Delaware
Upton County Solar 2, LLC	Delaware
Value Based Brands LLC	Texas
Viridian Energy NY, LLC	New York
Viridian Energy PA LLC	Nevada
Viridian Energy, LLC	Nevada
Viridian International Management LLC	Delaware
Viridian Network, LLC	Delaware
Vistra Asset Company LLC	Delaware
Vistra Corporate Services Company	Texas
Vistra EP Properties Company	Texas
Vistra Finance Corp.	Delaware
Vistra Insurance Solutions LLC	Texas
Vistra Preferred Inc.	Delaware
Vistra Zero LLC	Delaware
Volt Asset Company, Inc.	Delaware
Washington Power Generation LLC	Delaware
Wise County Power Company, LLC	Delaware
Wise-Fuels Pipeline, Inc.	Texas
Zimmer Power Company LLC	Delaware

Exhibit C-3-8